UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant  ☐

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☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Pursuant to Rule 14a-12

OCULUS VISIONTECH INC.

Name of Registrant as Specified in its Charter

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☒      No fee required.

☐      Fee paid previously with preliminary materials

☐      Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

#507, 837 West Hastings Street
Vancouver, British Columbia
Canada V6C 3N6
www.ovtz.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on September 15, 2022

Dear Stockholder:

The annual meeting of stockholders (the “Meeting”) of Oculus VisionTech Inc. (the “Company”) will be held on Thursday, September 15, 2022 at 9:00 am (Pacific Time), at Suite 507, 837 West Hasting Street, Vancouver, British Columbia, Canada, for the following purposes:

1.	to elect Anton J. Drescher, Fabrice Helliker, Maurice Loverso, Rowland Perkins, Tom Perovic and Ron Wages to act as directors of the Company;

2.

to ratify and approve the appointment of Davidson & Company LLP, Chartered Professional Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	to ratify and approve the adoption of the Company’s Omnibus Equity Incentive Compensation Plan, as more particularly described in the Proxy Statement;

4.	to approve, on a non-binding advisory basis, the compensation of our named executive officers; and

5.	to transact any other business properly brought before the Meeting or any adjournment thereof.

On or about July 22, 2022, the Company mailed to all stockholders of record as of July 19, 2022, a Notice of Internet Availability of Proxy Materials (the “Notice”). Please carefully review the Notice for information on how to access and view the Notice of Annual Meeting, Proxy Statement, Proxy Card, being the Meeting proxy materials, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report on Form 10-K”), at http://www.ovtz.com/investors/annual-general-meeting, in addition to instructions on how you may request to receive a paper or email copy of these documents. There is no charge to you for requesting a paper copy of these documents. Our Annual Report on Form 10-K, including financial statements for such period, does not constitute any part of the material for the solicitation of proxies.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record of the Company’s common stock at the close of business on July 19, 2022, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

It is important that your shares be represented and voted at the Meeting. If you are the registered holder of the Company’s common stock, you can vote your shares by completing and returning the enclosed proxy card, even if you plan to attend the Meeting. You may vote your shares of common stock in person even if you previously returned a proxy card. Please note, however, that if your shares of common stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee. Please carefully review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding voting instructions.

Note of Caution Concerning COVID-19

At the date hereof the Company intends to hold the Meeting at the location stated above. However, due to potential unforeseen changes in the ongoing coronavirus COVID-19 outbreak (“COVID-19”), we recommend all Stockholders submit votes by sending in a properly completed and signed form of proxy and not attend the Meeting in person. The Company reserves the right to take pre-cautionary measures deemed to be appropriate, necessary or advisable in relation to the Meeting in response to changes in COVID-19 including: change of Meeting date, change of Meeting venue or the way in which the Meeting is held, for example by virtual meeting. Should any changes to the Meeting occur, the Company will announce any and all changes by way of news release filed under the Company’s profile on SEDAR at www.sedar.com and under the Company’s profile on EDGAR at www.sec.gov on a Form 8-K and as Definitive Additional Materials. Please check the Company’s SEDAR and EDGAR profiles prior to the Meeting for the most current information. In the event of changes to the Meeting format due to COVID-19, the Company will not prepare or mail amended Meeting Proxy Materials.

Any Stockholders who wish to attend the Meeting in person, are requested to please provide notice beforehand by email to ajd@ovtz.com of their intention to attend to ensure the Company can maintain physical distancing and comply with current health regulations, which regulations may limit the number of Stockholders permitted to attend the Meeting in person. The Company will confirm via email in advance with permitted attendees.

If you attend the Meeting in person, you will be asked to register before entering the Meeting. All attendees will be required to present government-issued photo identification (e.g., driver’s license or passport). If you are a stockholder of record, your ownership of the Company’s common stock will be verified against the list of stockholders of record as of July 19, 2022, prior to being admitted to the Meeting. If you are not a stockholder of record and hold your shares of common stock in “street name” (that is, your shares of common stock are held in a brokerage account or by a bank or other nominee), you must also provide proof of beneficial ownership as of July 19, 2022, such as your most recent account statement prior to July 19, 2022, and a copy of the voting instruction card provided by your broker, bank or nominee or similar evidence of ownership.

By Order of the Board of Directors

OCULUS VISIONTECH INC.

/s/ Anton J. Drescher

Anton J. Drescher
Chief Financial Officer, Corporate Secretary and Director

Dated:         July 22, 2022.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 15, 2022:

The Proxy Statement and form of Proxy, as well as the
Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available for viewing via the Internet at:

http://www.ovtz.com/investors/annual-general-meeting

#507, 837 West Hastings Street
Vancouver, British Columbia
Canada V6C 3N6
www.ovtz.com

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
to be held on September 15, 2022

Information is as of July 19, 2022 (unless otherwise noted)

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of Oculus VisionTech Inc. (“we”, “us”, “our”, the “Company” or “Oculus”) for use in connection with our annual meeting of our stockholders (the “Meeting”) to be held on September 15, 2022, at 9:00 a.m. (Pacific Time), at the offices of Oculus at #507, 837 West Hastings Street, Vancouver, British Columbia, Canada, V6C 3N6, or at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

In accordance with rules and regulations adopted by the United States Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our Meeting proxy materials to each stockholder of record, we may furnish the Meeting proxy materials to our stockholders on the Internet. On or about July 22, 2022, the Company mailed to all stockholders of record, as of July 19, 2022 (the “Record Date”), a Notice of Internet Availability of Proxy Materials (the “Notice”). You will receive only the Notice by mail. You will not receive a printed copy of the Meeting proxy materials unless you specifically request printed copies from us.

Please carefully review the Notice for information on how to access our proxy materials via the Internet. Meeting proxy materials consist of the Notice of Annual Meeting, Proxy Statement and Proxy Card (the “Meeting proxy materials”), available at http://www.ovtz.com/investors/annual-general-meeting. You may also access our Annual Report on Form 10-K for our fiscal year ended December 31, 2021 (the “Annual Report on Form 10-K”), including our financial statements for such fiscal year. However, our Annual Report on Form 10-K does not constitute any part of the material for the solicitation of proxies.

The Notice also includes instructions as to how you may submit your proxy vote via the Internet or over the telephone.

We have mailed only the Notice to you, and if you would like to receive a printed copy of our Meeting proxy materials or a copy of our Annual Report on Form 10-K, please follow the instructions included in the Notice for requesting such materials. There is no charge to you for requesting a printed copy of the Meeting proxy materials or the Annual Report on Form 10-K.

Our principal offices are located at #507, 837 West Hastings Street, Vancouver, British Columbia, Canada, V6C 3N6. Our telephone number is: (604) 685-1017 and our website address is: www.ovtz.com.

Manner of Solicitation and Expenses

This proxy solicitation is made on behalf of our Board of Directors. Solicitation of proxies may be made by our directors, officers and employees personally, by telephone, mail, facsimile, e-mail, internet or otherwise, but they will not be specifically compensated for these services. We will bear the expenses incurred in connection with the solicitation of proxies for the Meeting. Upon request, we will also reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock as of the Record Date.

Record Date and Voting Shares

Our Board of Directors has fixed the close of business on July 19, 2022, as the Record Date for the determination of stockholders entitled to notice of and to vote at the Meeting. As of the Record Date there were 91,422,569 shares of common stock issued, outstanding and entitled to vote at the Meeting. Holders of shares of common stock are entitled to one vote at the Meeting for each share of common stock held of record as of the Record Date. There is no cumulative voting in the election of directors.

Quorum

A quorum is necessary to hold a valid meeting of our stockholders. The required quorum for the transaction of business at the Meeting is the presence in person or by proxy duly authorized, of the holders of at least twenty-five (25%) percent of the outstanding shares of stock entitled to vote as of the Record Date.

In order to be counted for purposes of determining whether a quorum exists at the Meeting, shares of common stock must be present at the Meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

●	shares of common stock represented by properly executed proxies for which voting instructions have been given, including proxies which are marked “Abstain” or “Withhold” for any matter;

●	shares of common stock represented by properly executed proxies for which no voting instruction has been given; and

●	broker non-votes.

Broker non-votes occur when shares of common stock held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

Entitlement to Vote

If you are a registered holder of shares of our common stock as of July 19, 2022, the Record Date for the Meeting, you may vote those shares of our common stock in person at the Meeting or by proxy in the manner described below under “Voting of Proxies”. If you hold shares of our common stock in “street name” through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution in respect of voting your shares.

Voting of Proxies

You can vote the shares of common stock that you own of record on the Record Date by either attending the Meeting in person or by filling out and sending in a proxy in respect of the shares that you own. Your execution of a proxy will not affect your right to attend the Meeting and to vote in person. You may also submit your proxy on the Internet or over the telephone by following the instructions contained in the Notice.

You may revoke your proxy at any time before it is voted by:

(a)	filing a written notice of revocation of proxy with our Corporate Secretary at any time before the taking of the vote at the Meeting;

(b)	executing a later-dated proxy and delivering it to our Corporate Secretary at any time before the taking of the vote at the Meeting; or

(c)

attending at the Meeting, giving affirmative notice that you intend to revoke your proxy and voting in person. Please note that your attendance at the Meeting will not, in and of itself, revoke your proxy.

All shares of common stock represented by properly executed proxies received at or prior to the Meeting that have not been revoked will be voted in accordance with the instructions of the stockholder who has executed the proxy. If no choice is specified in a proxy, the shares represented by the proxy will be voted FOR all matters to be considered at the Meeting as set forth in the accompanying Notice of Meeting. The shares represented by proxy will also be voted for or against such other matters as may properly come before the Meeting in the discretion of the persons named in the proxy as proxyholders. We are currently not aware of any other matters to be presented for action at the Meeting other than those described herein.

Any written revocation of a proxy or subsequent later-dated proxy should be delivered to the Company at #507, 837 West Hastings Street, Vancouver, British Columbia, Canada, V6C 3N6, Attention: Corporate Secretary.

Votes Required

Proposal One - Election of Directors: The affirmative vote of the holders of a plurality of our shares of common stock represented at the Meeting in person or by proxy is required for the election of our directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors.

Proposal Two – Ratification of Appointment of Independent Registered Public Accountants: The affirmative vote of the holders of a majority of our shares of common stock represented at the Meeting in person or by proxy is required for the ratification of the appointment of our independent registered public accountants. Stockholders may vote in favor or against this Proposal or they may abstain. Abstentions are deemed to be “votes cast” and will have the same effect as a vote against this Proposal.

Proposal Three – Approval of Omnibus Equity Incentive Compensation Plan: The affirmative vote of the holders of a majority of our shares of common stock represented at the Meeting in person or by proxy is required for the approval of the Company’s Omnibus Equity Incentive Compensation Plan. Stockholders may vote in favor or against this Proposal or they may abstain. Abstentions are deemed to be “votes cast” and will have the same effect as a vote against this Proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

Proposal Four – Say-on-Pay for Executive Compensation – Advisory Resolution: The vote to approve the compensation of our named executive officers (commonly known as a “say-on-pay” vote) is advisory and, therefore, not binding on the Company, the Compensation Committee or our Board of Directors. The affirmative vote of the holders of a majority of our common stock represented at the Meeting in person or by proxy is required for the non-binding advisory vote on executive compensation. Stockholders may vote in favor of or against the Proposal or they may abstain. Abstentions are deemed to be “votes cast” and will have the same effect as a vote against this Proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

Stockholder Proposals

No proposals have been received from any stockholder for consideration at the Meeting.

Other Matters

It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If other matters are properly presented, however, the persons named as proxyholders will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxyholders to vote in accordance with their best judgment on matters incidental to the conduct of the Meeting.

No Rights of Appraisal

There are no rights of appraisal or similar rights of dissenters with respect to the matters that are the subject of this proxy solicitation under the laws of the State of Wyoming, our Articles of Incorporation or our Bylaws.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

None of the following persons has any substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting, other than elections to office:

●	each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

●	each nominee for election as one of our directors; or

●	any associate of any of the foregoing persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of July 19, 2022, by:

●	each person who is known by us to beneficially own more than 5% of our shares of common stock; and

●	each executive officer, each director and all of our directors and executive officers as a group.

The number of shares beneficially owned and the related percentages are based on 91,422,569 shares of common stock outstanding as of July 19, 2022.

For the purposes of the information provided below, Common Shares that may be issued upon the exercise or conversion of stock options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following July 19, 2022, when there were deemed to be 91,422,569 shares of common stock (“Common Shares”) of the Company outstanding and beneficially owned by the stockholders for the purpose of computing the number of Common Shares and percentage ownership of each holder are reported below, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (1)	Percentage of Beneficial Ownership
Directors and Officers:

Anton J. Drescher, Chief Financial Officer, Corporate Secretary and Director c/o #507, 837 West Hastings Street Vancouver, British Columbia, Canada, V6C 3N6	14,408,540(2)	15.7%

Maurice Loverso, Director c/o #507, 837 West Hastings Street Vancouver, British Columbia, Canada, V6C 3N6	168,000(3)	*

Rowland Perkins, President, Chief Executive Officer and Director c/o #507, 837 West Hastings Street Vancouver, British Columbia, Canada, V6C 3N6	8,768,000(4)	9.6%

Tom Perovic, Director c/o #057, 837 West Hastings Street Vancouver, British Columbia, Canada, V6C 3N6	2,063,000(5)	2.3%

Ron Wages, Director c/o #507, 837 West Hastings Street Vancouver, British Columbia, Canada, V6C 3N6	368,000(6)	*

Fabrice Helliker, Director c/o #507, 837 West Hastings Street Vancouver, British Columbia, Canada, V6C 3N6	493,000(7)	*

All directors and executive officers as a group (6 persons)	26,268,540(8)	28.3%

Notes:

*	Less than one percent.
(1)

Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of such security; and (ii) investment power, which includes the power to dispose or direct the disposition of the security. Certain shares of common stock may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares of common stock are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares of common stock outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of common stock of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this Proxy Statement. As of July 19, 2022, there were 91,422,569 shares of common stock of the Company issued and outstanding.

(2)

This figure represents (i) 13,804,540 shares of common stock held directly by Anton J. Drescher, (ii) 100,000 shares of common stock issuable upon exercise of warrants registered directly to Mr. Drescher, and (iii) stock options to purchase 504,000 shares of common stock which have vested or will vest within 60 days of the date hereof.

(3)	This figure represents stock options to purchase 168,000 shares of common stock which have vested or will vest within 60 days of the date hereof.
(4)

This figure represents (i) 8,600,000 shares of common stock held directly by Rowland Perkins, and (ii) stock options to purchase 168,000 shares of common stock which have vested or will vest within 60 days of the date hereof.

(5)

This figure represents (i) 1,800,000 shares of common stock held by 4C Inc., an entity controlled by Tom Perovic, (ii) 95,000 shares of common stock held directly by Mr. Perovic, and (iii) stock options to purchase 168,000 shares of common stock which have vested or will vest within 60 days of the date hereof.

(6)

This figure represents (i) 200,000 shares of common stock held directly by Ron Wages, and (ii) stock options to purchase 168,000 shares of common stock which have vested or will vest within 60 days of the date hereof.

(7)

This figure represents (i) 325,000 shares of common stock help by 14D9OCL LLC, an entity in which Fabrice Helliker has a 20% ownership interest, and (ii) stock options to purchase 168,000 shares of common stock which have vested or will vest within 60 days of the date hereof.

(8)

This figure represents (i) 24,824,540 shares of common stock, (ii) 100,000 shares of common stock issuable upon exercise of warrants, and (iii) stock options to purchase 1,344,000 shares of common stock, which have vested or will vest within 60 days of the date hereof.

ITEM 1: ELECTION OF DIRECTORS

Election of Directors

Each of our directors is elected at the annual meeting of our stockholders and, upon the director’s election, will hold office until our next annual meeting or until his or her successor is elected and qualified.

The persons named in the enclosed form of proxy as proxyholders intend to vote for the election of the nominees listed below as directors unless instructed otherwise, or unless a nominee is unable or unwilling to serve as a director of the Company. Our Board of Directors has no reason to believe that any nominee is unable or unwilling to serve, but if a nominee should determine not to serve, the persons named in the form of proxy as proxyholders will have the discretion and intend to vote for another candidate that would be nominated by our Board of Directors.

The affirmative vote of a plurality of the votes present in person or by proxy at the Meeting and entitled to vote on the election of directors is required for the election of each nominee as a director. Our constating documents do not provide for cumulative voting in the election of directors.

Nominees for Election as Directors

Anton J. Drescher, Fabrice Helliker, Maurice Loverso, Rowland Perkins, Tom Perovic and Ron Wages, each of whom is a current director have been nominated for election as directors. It is the intention of the persons named in the accompanying form of proxy as proxyholders to vote proxies for the election of each of these individuals as a director and each of the nominees has consented to being named in this Proxy Statement and to serve as a director, if elected.

Directors and Executive Officers

Our current directors and executive officers and their respective ages as of July 19, 2022, are as follows:

Name and Province or State and Country of Residence	Age	Position	Period of Service
Rowland Perkins Alberta, Canada	70	Director, President and Chief Executive Officer	Since 2005
Anton J. Drescher [1] British Columbia, Canada	65	Director, Chief Financial Officer and Corporate Secretary	Since 1994
Fabrice Helliker, Broadstone, UK	54	Director	Since 2020
Maurice Loverso [1] Quebec, Canada	61	Director	Since 2003
Tom Perovic Ontario, Canada	69	Director	Since 2011
Ron Wages [1] North Carolina, USA	59	Director	Since 2011

Note:

1	Member of audit committee.

Rowland Perkins – President, Chief Executive Officer and Director

Mr. Perkins was formerly the President & Chief Executive Officer of ebackup Inc. (2001-2015) (a private corporation), a digital cloud data service provider specializing in cloud services, data backup and business continuity. Mr. Perkins has over 45 years of business experience and 30 years with various public companies. Mr. Perkins is a former director of one other publicly trade company: Corvus Gold Inc, since August 2010 to 2021. Mr. Perkins was also a former director of Xiana Mining Inc. (TSXV) from 2011 to 2018, of International Tower Hill Mines Ltd. from 2005 to 2010, of Blue Rhino Capital Corp. in 2020 to 2021, and of Lamaska Capital Corp in 2020 to 2021. Mr. Perkins has a degree in Economics from the University of Manitoba.

Anton J. Drescher - Chief Financial Officer, Secretary and Director

Mr. Drescher has been a Chartered Professional Accountant, Certified Management Accountant since 1981. He is currently involved with several public companies including as: a director (since 1991) of International Tower Hill Mines Ltd., a public mining company listed on the TSX and the NYSE-MKT; a director (since 1996) and Chief Financial Officer (since 2012) of Xiana Mining Inc., a public mineral exploration company listed on the TSXV/NEX; a director (since 2007) and the Chief Financial Officer of Oculus VisionTech Inc., a public company involved in watermarking of film and data listed on the TSXV and the OTC Bulletin Board; a director (since 2014) of CENTR Brands Corp., a public company listed on the CSE; a director (since 2020) of Zeb Nickle Corp. (formerly Blue Rhino Capital Corp.), a public company listed on the TSXV; a former director (2020-2021) of Lamaska Capital Corp., a public company listed on the TSXV. Mr. Drescher is also the President (since 1979) of Westpoint Management Consultants Limited, a private company engaged in tax and accounting consulting for business reorganizations, and the President (since 1998) of Harbour Pacific Capital Corp., a private company involved in regulatory filings for businesses in Canada.

Fabrice Helliker – Director

Mr. Helliker is currently an advisor to ComplyTrust Inc. (formerly OCL Technologies Corp.), and a long time executive and entrepreneur in the data protection and compliance market. He is currently the head of a software engineering division responsible for data protection automation and orchestration solutions for Hitachi Vantara, where he joined in 2012 upon the acquisition of a company he co-founded, Cofio Software. He was also a co-founder of BakBone Software, which was traded on the Toronto Exchange and later acquired by Quest Software Corp.

Maurice Loverso – Director

Mr. Loverso has been an independent director of Oculus since May 2003. He has been President of 3336298 Canada Inc. since 1996, providing financial consultation services to small capital public and private companies and has been a director of Group Intercapital Inc. since 1996, assisting a small cap venture capital firm with financial advice.

Tom Perovic –Director

Mr. Perovic has over 30 years of experience in high technology management, from research and development to high-level and top development and executive positions in businesses including automotive industry, in particular in developing and releasing autonomous driving AD Perception products , and ADAS (Advanced Driver Assistance Systems), based on AI - Machine/Deep learning models, for major OEMs, including Daimler, BMW, Toyota, Honda Ford and GM, electronics (embedded hardware, imaging/video processing based products), real-time automotive grade, functional safety compliant embedded software development, running on intelligent RTOS (Real Time Operating System), sensor fusion (camera, LiDAR, Radar, ultrasonic) data capture, and real-time processed by deep learning Neural Networks, Internet centric streaming video content (movies) watermarking products for the entertainment industry, machine vision, IP based video communications, PCB production/development equipment, professional video (TV broadcasting), Internet imaging, security video surveillance, contract manufacturing, material handling/logistics and production/distribution. He has been a co-founder, President and CTO of ASPRO Technologies, a digital security/surveillance technology start-up from 1992-2002, General Manager of Magna International Inc. and Global Director of Engineering at Magna Electronics (Magna Vectrics) from 2002 to 2018 where he was responsible for restructuring since a takeover, P/L, development strategy, operational team building and leadership, and since 2018 till present Sr. Director, Toronto Automotive Center of Excellence (TACoE), LeddarTech Inc, LiDAR high technology company. He established TACoE AI based AD/ADAS/Perception division of LeddarTech from scratch, including building the scientific, engineering, and vehicle integration and quality teams, OPEX and CAPEX. Tom has been instrumental in several technology companies M&A process.

Ron Wages –Director

Mr. Wages is an innovative and results-driven corporate professional with an impressive 30 year record of success in delivering record profit growth and solid project performance in multiple markets worldwide. He is the Director, Transmission Project Controls at Duke Energy where he leads a team of project management professionals that manage a $9B portfolio of Transmission Capital Projects. Previously, he was the founder and Chief Executive Officer of Vagues Solid State Lighting, a manufacturer of LED based lighting. He was President and General Manager of MEMScAP Inc./JDS Uniphase, a public company in the semiconductors industry. He managed the day-to-day operations for sales, marketing, manufacturing, legal and finance. Mr. Wages has a B.S. in Electrical Engineering from the University of Maryland College Park and an MBA (Honors) from the University of Houston Executive MBA Program.

The Board of Directors has no reason to believe that any nominee will not serve if elected. If any nominee is unable to serve as a director, the shares represented by all valid proxies may be voted for the election for such other person(s) as the Board may recommend, unless the Board chooses to reduce the number of directors serving on the Board. Proxies will be voted FOR each nominee unless the stockholder specifies otherwise.

The Board of Directors unanimously recommends a vote FOR the election of each of the nominees named in this Proxy Statement. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise on the accompanying Proxy.

Term of Office

All of our directors, when elected, hold office until the next annual meeting of our stockholders or until their successors are elected and qualified. Our officers are appointed by our Board of Directors and hold office until their successors are appointed and qualified.

Significant Employees

There are no significant employees of the Company other than our executive officers, however, our subsidiary, ComplyTrust Inc., formerly OCL Technologies Inc., (“ComplyTrust”), entered into an employment contract with Mike Johnson (age 65), who is the co-founder, President and a director of ComplyTrust, effective February 15, 2020, whereby Mr. Johnson provides product manager services for product development based on proprietary ideas developed by ComplyTrust. The term of the contract ends on February 1, 2022, or upon a mutually agreed upon date, agreed to in writing by ComplyTrust and Mr. Johnson. Mr. Johnson has been a director and officer of ComplyTrust since June 12, 2020. From March 2017 to February 2020, Mr. Johnson was a Business Development Director with the Archival Solutions Division at Sony Electronics where he provided clarity and thought-leadership for introduction of PetaByte-class enterprise storage solutions to the autonomous vehicle/IoT, big data and high-performance compute markets worldwide. Mr. Johnson obtained and undergraduate degree in Audio Engineering from SoundMaster Institute located in Hollywood, California in 1980, and obtained undergraduate degrees in Business and Computer Science from Fullerton College located in Fullerton, California in 1984.

Family Relationships

There is no family relationship between any of our executive officers or directors.

Involvement in Certain Legal Proceedings

Except as disclosed in this proxy statement, during the past ten years none of the following events have occurred with respect to any of our directors and officers:

1.

A petition under any legislation relating to bankruptcy laws or insolvency laws was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.	Engaging in any type of business practice; or

iii.

Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of applicable securities legislation, whether federal, state or provincial or any applicable commodities legislation;

4.

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) above, or to be associated with persons engaged in any such activity;

5.

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.

Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.	Any Federal or State securities or commodities law or regulation; or

ii.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the U.S. Securities Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Other than as set out below, there are no legal proceedings to which any of our directors or officers is a party adverse to us or in which any of our directors or officers has a material interest adverse to us.

The British Columbia Securities Commission issued a cease trade order (“CTO”) against Xiana Mining Inc. (“Xiana”), a company of which Mr. Drescher is a director, on June 16, 2020 in connection with the late filing of Xiana’s annual audited financial statements, management’s discussion and analysis and officers’ certifications for the year ended December 31, 2019 (the “2019 Annual Filings”). The CTO was revoked on August 5, 2020 in connection with the completion of the 2019 Annual Filings.

On May 3, 2021, Xiana Mining Inc. applied for and was granted a management cease trade order (“MCTO”), a company of which Mr. Anton Drescher is a director and officer, for the Company’s failure to file audited financial statements, MD&A and certifications of annual filings for the financial year ended December 31, 2020. The required financial statements, MD&A and certifications have not yet been filed and in accordance with National Policy 12-203 Management Cease Trade Orders, the MCTO will remain in place until the annual filings are filed. Subsequently, the British Columbia Securities Commission issued a Cease Trade Order on August 3, 2021, which will remain in effect until the annual and interim filings are filed.

Meetings of the Board of Directors

The Company’s Board of Directors held four (4) informal meetings by Zoom during the fiscal year ended December 31, 2021 (“fiscal 2021”).

The Company does not have a formal policy with respect to director attendance at annual stockholders’ meetings; however, all directors are encouraged to attend. It is anticipated that two directors will attend the 2021 annual meeting of stockholders in person.

Board Independence

The Board of Directors has determined that Maurice Loverso, Tom Perovic, Ron Wages and Fabrice Helliker each qualify as independent directors under the listing standards of the NYSE American.

Board Committees

Audit Committee

The Audit Committee of the Board of Directors consists of Maurice Loverso, Anton J. Drescher and Ron Wages, who serves as Chairman. The Board of Directors had determined that each Audit Committee member has sufficient knowledge in financial and accounting matters to serve on the Committee and that Anton J. Drescher is an “audit committee financial expert” as defined by SEC rules.

The Audit Committee meets with our independent auditors at least quarterly to discuss the results of the annual audit or interim periodic reviews and to review the financial statements; appoints the independent auditors to be retained; oversees the independence of the independent accountants; evaluates the independent auditors’ performance; approves fees paid to independent auditors and receives and considers the independent auditors’ comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee met informally by telephone conference during fiscal 2021.

The Audit Committee is primarily concerned with the effectiveness of our audits by our internal audit staff and by our independent auditors. Its duties include: (1) recommending the selection of independent auditors; (2) reviewing the scope of the audit to be conducted by them, as well as the results of their audit; (3) reviewing the organization and scope of our internal system of audit and financial controls; (4) appraising our financial reporting activities (including our Proxy Statement and Annual Report) and the accounting standards and principles followed; and (5) examining other reviews relating to compliance by employees with important policies and applicable laws. The Audit Committee operates under a written Charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Schedule “A”.

Other Committees

The Board of Directors currently has no other committees.

Stockholder Communications

Stockholders may contact an individual director, the Board of Directors as a group or a specified Board of Directors’ committee or group, including any non-employee directors as a group, either by: (i) writing to Oculus VisionTech Inc., c/o #507, 837 West Hastings Street, Vancouver, British Columbia, Canada V6C 3N6, Attention: Corporate Secretary; or (ii) by sending an e-mail message to ajd@ovtz.com.

Our Corporate Secretary will conduct an initial review of all such stockholder communications and will forward the communications to the persons to whom it is addressed, or if no addressee is specified, to our President and CEO, the appropriate members of the Board of Directors or the entire Board of Directors depending on the nature of the communication. Such communications will be assessed by the recipients as soon as reasonably practicable taking into consideration the nature of the communication and whether expedited review is appropriate.

Certain Relationships and Related Party Transactions

Except as described herein, none of the following parties (each a “Related Party”) has had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

●	any of our directors or officers;
●	any person proposed as a nominee for election as a director;
●	any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock; or
●	any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the above persons.

Related Party Transactions during the year ended December 31, 2021

In 2021 and 2020, we reimbursed Harbour Pacific Capital Corp., a company controlled by Anton J. Drescher, for expenses of $124,972 and $27,479, respectively. The Company also recorded share-based compensation of $151,261 (2020 - $132,210) for options vested to related parties during the years ended December 31, 2021 and 2020.

Related parties had cumulative advances of $26,425 and $135,738 at December 31, 2021 and 2020, respectively. During 2021 related parties were reimbursed advances of ($108,833) and had advanced to the Company $5,753 in 2020.

Our Board reviews any proposed transaction involving Related Parties and considers whether such transactions are fair and reasonable and in the Company’s best interests.

Code of Ethics

We have adopted a Code of Ethics and Corporate Disclosure Policy that applies to our directors, officers and employees and Corporate Governance Guidelines that applies to our directors and officers. A copy of the Code of Ethics, Corporate Disclosure Policy and Corporate Governance Guidelines are posted on our website at http://www.ovtz.com. These documents are also available in print to any stockholder who requests a copy by sending a written request to our Corporate Secretary at #507, 837 West Hastings Street, Vancouver, British Columbia, V6C 3N6.

Conflicts of Interest

To our knowledge, and other than as disclosed in this Proxy Statement, there are currently no known existing or potential conflicts of interest among us, our promoters, directors and officers, or other members of management, or any proposed director, officer or other member of management as a result of their outside business interests, except that certain of the directors and officers serve as directors and officers of other companies and, therefore, it is possible that a conflict may arise between their duties to us and their duties as a director or officer of such other companies.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of our company. Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act.

To our knowledge, based solely on a review of copies of Forms 3, 4 and 5 furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2021, our current officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

DIRECTOR AND EXECUTIVE COMPENSATION AND
OTHER TRANSACTIONS WITH MANAGEMENT

Compensation Discussion and Analysis

Overview of Compensation Program

We do not have a compensation committee. Our Board of Directors (the “Board”) is responsible for establishing, implementing and monitoring adherence with our compensation policy. The Board ensures that the total compensation paid to our directors, officers and employees is fair, reasonable and competitive.

During the financial year ended December 31, 2021, we had two Named Executive Officers (“NEO”) being Rowland Perkins, our Chief Executive Officer (“CEO”) and President and Anton J. Drescher, our Chief Financial Officer (“CFO”) and Corporate Secretary.

“Named Executive Officer” or “NEO” means: (a) each CEO, (b) each CFO, (c) each of the three most highly compensated executive officers, or the three most highly compensated individuals acting in a similar capacity, other than the CEO and CFO, at the end of the most recently completed financial year whose total compensation was, individually, more than $150,000; and (d) each individual who would be a NEO under (c) above but for the fact that the individual was neither an executive officer of the company, nor acting in a similar capacity, at the end of that financial year.

Employments Contracts

We do not have an employment contract with Mr. Perkins and Mr. Drescher. We have no obligation to provide any compensation to Mr. Perkins or Mr. Drescher in the event of their resignation, retirement or termination, or a change in control of our company, or a change in any NEO’s responsibilities following a change in control.

We may in the future create retirement, pension, profit sharing and medical reimbursement plans covering our NEOs and directors.

Compensation Committee Interlocks and Insider Participation

Decisions concerning the compensation of our NEOs are made by the Board. All members of the Board during fiscal 2021 participated in the Board’s deliberations concerning NEO compensation during the fiscal year ended December 31, 2021.

Board of Directors Report on Executive Compensation

The Board determines the compensation of our NEOs.

We intend to establish a compensation committee at such time as we are able to attract a sufficient number of outside directors to the Board. We are unable to state when we will be able to establish a formal compensation committee. Pending establishment of the committee, the entire Board will continue to be responsible for our executive compensation policy.

Compensation Philosophy

We must compete for, attract, develop, motivate and retain high quality executive management personnel. In order to do so, we intend to offer a package including a competitive salary and, on a discretionary basis, additional compensation in the form of stock options.

Cash Compensation

Our executive salary levels are intended to be consistent with competitive salary levels and job responsibilities and experience level of each executive, as well as our overall salary structure and financial condition. Salary changes reflect competitive and economic trends, our overall financial performance and the performance of the individual executive. Salaries are reviewed annually by the Board.

Stock Options

Stock options are designed to attract and retain executives who can make significant contributions to our success, reward executives for such contributions, give executives a long-term incentive to increase stockholder value, and align the interests of our executive officers with those of our stockholders.

The Board has made, and expects to continue to make, grants of stock options to executive officers. Recipients of option grants, and the size of the grants, are determined based on several factors, including the responsibilities of the individual officers, their past and anticipated contributions to our success, our overall performance, and prior option grants.

Compensation of the CEO

In setting the compensation payable for fiscal 2021 to our NEOs, the Board generally considered the same factors described above, as well as our current financial condition. Given that we currently do not have any financial resources a decision was made to defer compensation to the NEOs until such time as we have sufficient funding. The Board intends that compensation to the NEOs will be competitive with compensation paid to executive officers of similar sized companies in our industry and to reward our NEOs for directing our efforts in initiating and expanding our streaming media business.

Benefits and Perquisites

Our NEOs do not receive any benefits or perquisites other than as disclosed herein.

IRS Limits on Deductibility of Compensation

We are subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the deductibility of certain compensation payments to our executive officers in excess of $1.0 million. No cash compensation was paid in fiscal 2021 to the CEO or any other executive officer. Section 162(m) also provides for certain exemptions to the limitations on deductibility, including compensation that is “performance-based” within the meaning of Section 162(m). Because we do not currently have a compensation committee comprised solely of outside directors, we currently cannot avail ourselves of the “performance-based” compensation exemption under Section 162(m).

Members of the Board of Directors during fiscal 2021 were:

Anton J. Drescher
Fabrice Hilliker
Maurice Loverso
Rowland Perkins
Tom Perovic
Ron Wages

The following table sets forth compensation awarded to, earned by or paid to our NEOs.

Long Term Compensation
	Summary Compensation Annual Compensation				Awards		Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compen- sation	Restricted Stock Award(s)	Securities Underlying Options/SARs (#)	LTIP Payouts	All Other Compen- sation
Rowland Perkins CEO	2021 2020	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- 210,000	-0- -0-	-0- -0-
Anton J. Drescher CFO	2021 2020	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- 630,000	-0- -0-	-0- -0-

Incentive Plan Awards

The Company did not issue any stock options to purchase shares of our common stock to any of our NEOs during the fiscal year ended December 31, 2021.

Outstanding Equity Awards Held by Named Executive Officers at Fiscal Year End

The following table sets forth information as of December 31, 2021, relating to outstanding equity awards held by each NEO:

Outstanding Equity Awards at Year End

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexer- cised Options (#) (exercise- able)	Number of Securities Underlying Unexer- cised Options (#) (unexer- ciseable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexer- cised Unearned Options (#)	Option Exercise Price (CAD$)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Anton Drescher	252,000	630,000	N/A	0.35	July 21, 2023	N/A	N/A	N/A	N/A
Rowland Perkins	84,000	210,000	N/A	0.35	July 21, 2023	N/A	N/A	N/A	N/A

There were no stock options exercised by our NEOs during the financial year ended December 31, 2021.

Certain Relationships and Related Transactions

As of December 31, 2021, we have accounts payable and accrued expenses to related parties of $26,425. During 2021, related parties were reimbursed advances made to the Company of ($108,833).

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

As at December 31, 2021 there were 9,142,247 securities authorized for issuance under the under the Company’s existing stock option plan dated effective August 28, 2020 (the “2020 Stock Option Plan”). Since the last financial year-end of December 31, 2021, as at July 19, 2022, the following securities were authorized for issuance under the 2020 Stock Option Plan:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	5,415,000		3,727,257
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	5,415,000		3,727,257

Equity Incentive Compensation Plan

On July 19, 2022 our Board of Directors adopted an Omnibus Equity Incentive Compensation Plan (the “Omnibus Plan”) to replace the 2020 Share Option Plan, subject to and effective upon the approval of stockholders at the 2022 annual meeting of stockholders. The Omnibus Plan provides flexibility to the Company to grant equity-based incentive awards (“Awards”) in the form of stock options (“Options”) and deferred share units, performance share units and restricted share units (collectively “Share Units”), described in detail below. All future grants of equity-based Awards will be made pursuant to, or as otherwise permitted by, the Omnibus Plan, and no further equity-based awards will be made pursuant to the Company’s prior 2020 Share Option Plan. The Omnibus Plan supersedes and replaces the Company’s 2020 Share Option Plan, dated as originally adopted by the Board of Directors on August 28, 2020, and ratified by the stockholders of the Company at the Company’s annual meeting held on November 23, 2020.

The purpose of the Omnibus Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock and cash-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

The following is a summary of certain provisions of the Omnibus Plan. This summary is intended as a summary only and is qualified in its entirety by reference to the Omnibus Plan, which is attached as Schedule “C” to this Proxy Statement.

Summary of Material Terms

The Omnibus Plan, in respect of options to purchase shares of common stock (“Common Shares”), serves as the successor to the Company’s stock option plan adopted on August 28, 2020 (the “Original Stock Option Plan”), and no further options to purchase Common Shares have been or will be granted under the Original Stock Option Plan from and after the effective date of the Omnibus Plan.

The purposes of the Omnibus Plan is to: (i) provide the Company with a mechanism to attract, retain and motivate highly qualified directors, officers, employees and consultants; (ii) align the interests of eligible participants in the Omnibus Plan (“Participants”) with that of other Shareholders of the Company generally; and (iii) enable and encourage Participants to participate in the long-term growth of the Company through the acquisition of Common Shares as long-term investments.

The Omnibus Plan is administered by the Board and provides that the Board may, from time to time, in its discretion, and in accordance with TSXV requirements or any other stock exchange on which the Common Shares are listed (the “Exchange”), grant to eligible Participants, non-transferable awards (the “Awards”). Such Awards include stock options (“Options”), restricted share units (“RSUs”), deferred share units (“DSUs”) and performance share units (“PSUs”).

Under the Omnibus Plan, the maximum number of Shares issuable at any time pursuant to outstanding Awards will be equal to: (a) 10% of the outstanding Common shares issued pursuant to Options; and (b) 9,142,257 issued pursuant to Share Units (which represents 10% of the outstanding Common Shares as of the date the Plan was approved by the Board), or such other number as may be approved by the Exchange and the shareholders of the Company from time to time. For so long as the Company is listed on the Exchange or on another exchange that requires the Company to fix the number of Common Shares to be issued pursuant to Share Units, the maximum number of Common Shares available for issuance pursuant to the settlement of RSUs, DSUs and PSUs together will be an aggregate of 9,142,257 Common Shares.

The Omnibus Plan is an “evergreen” plan, as Common Shares covered by Awards which have been exercised or settled, as applicable, and Awards which expire or are forfeited, cancelled or otherwise terminated or lapse for any reason without having been exercised, will be available for subsequent grant under the Omnibus Plan.

The maximum number of Common Shares for which Awards may be issued to any one Participant in any 12-month period shall not exceed 5% of the outstanding Common Shares, unless the Company obtains disinterested shareholder approval as required by the policies of the Exchange. The aggregate number of Common Shares for which Awards may be issued to any one consultant within any 12-month period shall not exceed 2% of the outstanding Common Shares, calculated on the date an Award is granted to the consultant. The aggregate number of Common Shares for which Options may be issued to any persons retained to provide Investor Relations Activities (as defined by the Exchange) within any 12-month period shall not exceed 2% of the outstanding Shares, calculated on the date an Option is granted to such persons.

Further, unless disinterested shareholder approval as required by the policies of the Exchange is obtained: (i) the maximum number of Common Shares for which Awards may be issued to insiders of the Company (as a group) at any point in time shall not exceed 10% of the outstanding Common Shares; and (ii) the aggregate number of Awards granted to insiders of the Company (as a group), within any 12-month period, shall not exceed 10% of the outstanding Common Shares, calculated at the date an Award is granted to any insider.

The Omnibus Plan provides for customary adjustments or substitutions, as applicable, in the number of Common Shares that may be issued under the Omnibus Plan in the event of a merger, arrangement, amalgamation, consolidation, reorganization, recapitalization, separation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of the Company, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction.

In the event of an actual or potential Change of Control (as is defined in the Omnibus Plan) of the Company, the Board shall have discretion as to the treatment of Awards, including whether to (i) accelerate, conditionally or otherwise, on such terms as it sees fit, the vesting date of any Awards; (ii) permit the conditional redemption or exercise of any Awards, on such terms as it sees fit; (iii) otherwise amend or modify the terms of any Awards; and (iv) terminate, following the successful completion of a Change of Control, on such terms as it sees fit, the Awards not exercised prior to the successful completion of such Change of Control. If there is a Change of Control, any Awards held by a Participant shall automatically vest following such Change of Control, if the Participant is an employee, officer or a director and their employment, or officer or director position is terminated within 12 months following the Change of Control, provided that no acceleration of Awards shall occur in the case of a Participant that was retained to provide Investor Relations Activities unless the approval of the Exchange is either obtained or not required.

Neither the Awards nor the securities which may be acquired pursuant to the exercise of the Awards have been registered under the United States Securities Act of 1933 (the “U.S. Securities Act”) or under any securities law of any state of the United States of America and are considered “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act) and any Common Shares will be affixed with an applicable restrictive legend as set forth in the Award Agreement. Provisions of the Omnibus Plan relating to U.S. Taxpayers can be found in Article 17 of the Omnibus Plan, which is attached as Schedule “C” to this Proxy Statement.

Options

Subject to the terms and conditions of the Omnibus Plan, the Board may grant Options to Participants in such amounts and upon such terms (including the exercise price, duration of the Options, the number of Common Shares to which the Option pertains, and the conditions, if any, upon which an Option shall become vested and exercisable) as the Board shall determine.

The exercise price of the Options will be determined by the Board at the time any Option is granted. In no event will such exercise price be lower than the last closing price of the Common Shares on the Exchange less any discount permitted by the rules or policies of the Exchange at the time the Option is granted. Such price upon exercise of any Option shall be payable to the Company in full in cash, by certified cheque or by wire transfer, by a cashless exercise or a net exercise.

In connection with a cashless exercise, the Participant shall elect, on a notice of exercise, to receive a loan from a brokerage firm, which the Company has an arrangement with, to purchase the underlying Common Shares. Upon the sale by the brokerage firm of an equivalent number of Common Shares received from the exercise of the Options to repay the loan made to the Participant, the Participant shall elect to receive either the balance of the Common Shares following the sale or the cash proceeds from the balance of the Common Shares.

In connection with a net exercise, the Participant shall elect on a notice of exercise to receive an amount equal to the number of underlying Common Shares listed on the Exchange that is the equal to the quotient obtained by dividing: (a) the product of the number of Options being exercised multiplied by the difference between the five-day volume weighted average price of the underlying Common Shares so listed and the exercise price of the subject Options; by (b) the five-day volume weighted average price of the underlying Common Shares so listed; provided, however, that persons retained to provide investor relations activities shall not be permitted to exercise an Option using the net exercise method.

Unless otherwise specified in an Award agreement granting Options, Options shall vest subject to Exchange policies, and the Board may in its sole discretion, determine the time during which an Option shall vest and the method of vesting, or that no vesting restriction shall exist.

Subject to any requirements of the Exchange, the Board may determine the expiry date of each Option. Subject to a limited extension if an Option expires during a black out period, Options may be exercised for a period of up to ten years after the grant date, provided that: (i) upon a Participant’s termination for cause, all Options, whether vested or not, as at the date on which a Participant ceases to be eligible to participate under the Omnibus Plan(the “Termination Date”) as a result of termination of employment, will automatically and immediately expire and be forfeited; (ii) upon the death of a Participant, all unvested Options as at the Termination Date shall automatically and immediately vest, and all vested Options will continue to be subject to the Omnibus Plan and be exercisable for a period of 12 months after the Termination Date; (iii) in the case of the disability of a Participant, all Options shall remain and continue to vest (and are exercisable) in accordance with the terms of the Omnibus Plan for a period of 12 months after the Termination Date, provided that any Options that have not been exercised (whether vested or not) within 12 months after the Termination Date shall automatically and immediately expire and be forfeited on such date; (iv) in the case of the retirement of a Participant, the Board shall have discretion, with respect to such Options, to determine whether to accelerate the vesting of such Options, cancel such Options with or without payment and determine how long, if at all, such Options may remain outstanding following the Termination Date, provided, however, that in no event shall such Options be exercisable for more than 12 months after the Termination Date; and; (v) in all other cases where a Participant ceases to be eligible under the Omnibus Plan, including a termination without cause or a voluntary resignation, unless otherwise determined by the Board, all unvested Options shall automatically and immediately expire and be forfeited as of the Termination Date, and all vested Options will continue to be subject to the Omnibus Plan and be exercisable for a period of 90 days after the Termination Date.

RSUs

Subject to the terms and conditions of the Omnibus Plan, the Board may grant RSUs to Participants in such amounts and upon such terms (including time-based restrictions on vesting, restrictions under applicable laws or under the requirements of the Exchange) as the Board shall determine.

No RSU may vest before one year following the date it is granted or issued. The vesting of RSUs may be accelerated in limited circumstances, in the case of the death of Participant or upon a Participant ceasing to be an eligible participant under the Omnibus Plan in connection with a change of control, take-over bid, Reverse Take-Over or other similar transaction.

Unless otherwise specified in an Award agreement granting RSUs, RSUs shall vest at the discretion of the Board, subject to the policies of the Exchange, provided that, and subject to the Board’s discretion: (i) upon a Participant’s termination for cause, all RSUs, whether vested (if not yet paid out) or not as at the Termination Date will automatically and immediately expire and be forfeited; (ii) upon the death of a Participant, all unvested RSUs as at the Termination Date shall automatically and immediately vest and be paid out; (iii) in the case of the disability of a Participant, all RSUs shall remain and continue to vest in accordance with the terms of the Omnibus Plan for a period of 12 months after the Termination Date, provided that any RSUs that have not been vested within 12 months after the Termination Date shall automatically and immediately expire and be forfeited on such date; (iv) in the case of the retirement of a Participant, the Board shall have discretion, with respect to such RSUs, to determine whether to cancel such RSUs with or without payment and determine how long, if at all, such RSUs may remain outstanding following the Termination Date, provided, however, that in no event shall such RSUs be exercisable for more than 12 months after the Termination Date; and (v) in all other cases where a Participant ceases to be eligible under the Omnibus Plan, including a termination without cause or a voluntary resignation, unless otherwise determined by the Board, all unvested RSUs shall automatically and immediately expire and be forfeited as of the Termination Date, and all vested RSUs will be paid out in accordance with the Omnibus Plan.

When and if RSUs become payable, the Participant issued such RSUs shall be entitled to receive payment from the Company in settlement of such RSU: (i) in a number of Common Shares (issued from treasury) equal to the number of RSUs being settled, or (ii) in any other form, all as determined by the Board at its sole discretion. The Board’s determination regarding the form of payout shall be set forth or reserved for later determination in the Award agreement for the grant of the RSUs.

Participants holding RSUs may, if the Board so determines, be credited with dividends paid with respect of the underlying Common Shares or dividend equivalents while they are so held in a manner determined by the Board in its sole discretion.

DSUs

Subject to the terms and conditions of the Omnibus Plan, the Board may grant DSUs to Participants in such amounts and upon such terms (including the requirement that Participants pay a stipulated purchase price for each DSU, restrictions based upon the achievement of specific performance criteria, time-based restrictions, restrictions under applicable laws or under the requirements of the Exchange, or holding or sale restrictions placed on the Common Shares by the Company upon vesting of such DSUs) as the Board shall determine.

When and if DSUs become payable, the Participant issued such DSUs shall be entitled to receive payment from the Company in settlement of such DSU: (i) in a number of Common Shares (issued from treasury) equal to the number of DSUs being settled, or (ii) in any other form, all as determined by the Board at its sole discretion. The Board’s determination regarding the form of payout shall be set forth or reserved for later determination in the Award agreement for the grant of the DSUs. Participants holding DSUs may, if the Board so determines, be credited with dividends paid with respect of the underlying Common Shares or dividend equivalents while they are so held in a manner determined by the Board in its sole discretion.

The extent to which a Participant shall have the right to retain DSUs following termination of the Participant’s employment or other relationship with the Company, shall be set out in each DSU award agreement and determined in the sole discretion of the Board, and need not be uniform among all DSUs issued pursuant to the Omnibus Plan, and may reflect distinctions based on the reasons for termination, provided that the provisions shall comply with the applicable rules of the Exchange.

No DSU may vest before one year following the date it is granted or issued. The vesting of DSUs may be accelerated in limited circumstances, in the case of the death of Participant or upon a Participant ceasing to be an eligible participant under the Omnibus Plan in connection with a change of control, take-over bid, Reverse Take-Over or other similar transaction, provided, however, that in the event that a Participant ceases to be an eligible Participant under the Omnibus Plan, no DSU granted to that Participant shall remain outstanding for a period of more than 12 months following the Termination Date, provided that any DSUs that have not been settled within 12 months after the Termination Date shall automatically and immediately expire and be forfeited on such date.

Performance Awards

Subject to the terms and conditions of the Omnibus Plan, the Board may grant PSUs to Participants in such amounts and upon such terms (including the performance criteria applicable to such PSUs) as the Board shall determine. Each PSU shall have an initial value equal to the fair market value of a Common Share on the date of grant. After the applicable performance period has ended, the holder of a PSU shall be entitled to receive payout on the value and number of PSUs, determined as a function of the extent to which the corresponding performance criteria have been achieved.

Subject to the terms of the Omnibus Plan, the Board, in its sole discretion, may pay earned PSUs in the form of a number of Common Shares issued from treasury equal to the number of earned PSUs at the end of the applicable performance period. Any Common Shares may be granted subject to any restrictions deemed appropriate by the Board.

Participants holding PSUs may, if the Board so determines, be credited with dividends paid with respect of the underlying Common Shares or dividend equivalents while they are so held in a manner determined by the Board in its sole discretion.

The extent to which a Participant shall have the right to retain PSUs following termination of the Participant’s employment or other relationship with the Company, shall be set out in each PSU award agreement and determined in the sole discretion of the Board, and need not be uniform among all PSUs issued pursuant to the Omnibus Plan, and may reflect distinctions based on the reasons for termination, provided that the provisions shall comply with the applicable rules of the Exchange.

No PSU may vest before one year following the date it is granted or issued. The vesting of PSUs may be accelerated in limited circumstances, in the case of the death of Participant or upon a Participant ceasing to be an eligible participant under the Omnibus Plan in connection with a change of control, take-over bid, Reverse Take-Over or other similar transaction, provided, however, that in the event that a Participant ceases to be an eligible Participant under the Omnibus Plan, no PSU granted to that Participant shall remain outstanding for a period of more than 12 months following the Termination Date, provided that any PSUs that have not been settled within 12 months after the Termination Date shall automatically and immediately expire and be forfeited on such date.

A copy of the Omnibus Plan will be available for inspection at the Meeting. SEE ITEM 3. APPROVAL OF OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN below.

Pension Plan Benefits

We have no pension plans that provide for payments or benefits at, following or in connection with retirement.

Director Compensation

We do not currently provide any compensation to our directors in their capacity as such. As a result, none of our directors received any cash compensation in any form during our most recently completed financial year.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of our current or former directors, executive officers, employees, the proposed nominees for election to the Board, or their respective associates or affiliates, are or have been indebted to our company since the beginning of our last completed financial year.

MANAGEMENT CONTRACTS

Our management functions are not, to any substantial degree, performed by a person or persons other than our directors or senior officers, other than as disclosed herein.

CORPORATE GOVERNANCE

Pursuant to National Instrument 58-101 - Disclosure of Corporate Governance Practices (“NI 58-101”) of the Canadian Securities Administrators, we are required to disclose certain corporate governance information as set out in Form 58-101F1 Corporate Governance Disclosure (“Form 58-101F1”) of NI 58-101. A description of our approach to corporate governance, together with a completed Form 58-101F1, is set out in Schedule “B” to this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

THE ELECTION OF THE DIRECTOR NOMINEES SET FORTH ABOVE

ITEM 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Davidson & Company LLP, Chartered Professional Accountants, (“Davidson & Company LLP”) of 1200 – 609 Granville Street, Vancouver, British Columbia V7Y 1G5, have been selected as the independent registered public accountants of the Company for the fiscal year ending December 31, 2022. Davidson & Company LLP audited the Company’s financial statements for the fiscal year ended December 31, 2021.

Representatives of Davidson & Company LLP will not be present at the Meeting.

On December 9, 2021, our Board of Directors as well as our Audit Committee approved and authorized the dismissal of KWCO PC, Certified Public Accountants, (“KWCO”) as its independent registered public accounting firm. On the same date, our Board of Directors as well as our Audit Committee approved and authorized the engagement of Davidson & Company LLP, as the Company’s new independent public accounting firm.

KWCO’s report on our financial statements dated March 15, 2021, for the most recent fiscal year ended December 31, 2020 contained an explanatory paragraph as to the Company’s ability to continue to be a going concern as to critical audit matters.

Other than the going concern, uncertainty and critical audit matters described above, KWCO’s report did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audit of our financial statements for the fiscal year ended December 31, 2020, and in the subsequent interim period through the effective date of dismissal on December 9, 2021, there were no disagreements, resolved or not, with KWCO on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KWCO would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such year.

During the Company’s fiscal year ended December 31, 2020 and the period through the effective date of dismissal of KWCO on December 9, 2021, there were no reportable events as described in Item 304(a)(1)(v) of Regulation SK.

We provided KWCO with a copy of our current report on Form 8-K prior to its filing with the Securities and Exchange Commission on November 30, 2021, and requested that KWCO furnish us with a letter addressed to the Securities and Exchange Commission stating whether KWCO agrees with the statements made in such current report on Form 8K, and if not, stating the aspects with which it does not agree. The letter from KWCO, dated December 13, 2021, is filed as Exhibit 16.1 to our current report on Form 8-K filed with the Securities and Exchange Commission on December 13, 2021.

During the two most recent fiscal years and the subsequent interim period through the effective date of appointment of Davidson & Company LLP on December 9, 2021, we had not, nor had any person on our behalf, consulted with Davidson & Company LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor had Davidson & Company LLP provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement as set forth in Item 304(a)(1)(iv) of Regulation SK or a reportable event as set forth in Item 304(a)(1)(v) of Regulation SK with our former independent registered public accounting firm.

In the event ratification by the stockholders of the appointment of Davidson & Company LLP as the Company’s independent registered public accountants is not obtained, our Board of Directors will reconsider such appointment.

Principal Accountant Fees and Services

The following table presents fees for the professional audit services rendered Davidson & Company LLP and former auditor, KWCO for the audit of our annual financial statements for the years ended December 31, 2021 and 2020.

Year ended December 31	2020 $	2021 $
Audit fees	18,650 (KWCO)	23,000 (Davidson & Company)
Audit-related fees	7,600 (KWCO)	10,500 (KWCO)
Tax fees	0	8,000 (Davidson & Company)
All other fees	0	0
Total	26,250	41,500

Audit Fees

Audit fees are the aggregate fees billed for professional services rendered by our independent auditors for the audit of our annual financial statements, the review of the financial statements included in each of our quarterly reports and services provided in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Audit related fees are the aggregate fees billed by our independent auditors for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not described in the preceding category.

Tax Fees

Tax fees, if applicable, are billed by our independent auditors for tax compliance, tax advice and tax planning.

All Other Fees

All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories.

Pre-Approval of Services by the Independent Auditor

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our audit committee's policy, pre-approval is generally provided for particular services or categories of services, including planned services, project based services and routine consultations. In addition, the audit committee may also pre-approve particular services on a case-by-case basis. We approved all services that our independent accountants provided to us in the past two fiscal years.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO RATIFY THE APPOINTMENT OF DAVIDSON & COMPANY LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE COMPANY’S FISCAL YEAR ENDING DECEMBER 31, 2022

AUDIT COMMITTEE

We are required to have an audit committee comprised of not less than three directors, a majority of whom are not officers, control persons or employees of our company or an affiliate of our company. Our current audit committee consists of Anton J. Drescher, Maurice Loverso and Ron Wages.

Audit Committee Charter

The text of our Audit Committee Charter is attached as Schedule “A” to this Proxy Statement.

Composition of the Audit Committee and Independence

National Instrument 52-110 - Audit Committees, (“NI 52-110”) of the Canadian Securities Administrators provides that a member of an audit committee is “independent” if the member has no direct or indirect material relationship with a company, which could, in the view of the company’s Board, reasonably interfere with the exercise of the member’s independent judgment.

All of the members of our audit committee are independent, as that term is defined in NI 52-110, except for Anton J. Drescher, who is the Corporate Secretary and Chief Financial Officer of the Company.

Relevant Education and Experience

NI 52-110 provides that an individual is “financially literate” if he has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by a company’s financial statements. While Maurice Loverso does not meet the criteria of “financially literate”, both Ron Wages and Anton J. Drescher are considered financially literate. Collectively, they have many years of practical business experience, have served as a director of public companies and have experience reviewing financial statements of public companies. The following sets out the education and experience of Rowland Perkins and Anton J. Drescher that is relevant to the performance of their responsibilities as audit committee members.

Mr. Drescher has been a Chartered Professional Accountant, Certified Management Accountant since 1981. He is currently involved with several public companies including as: a director (since 1991) of International Tower Hill Mines Ltd., a public mining company listed on the TSX and the NYSE American; a director (since 1996) and Chief Financial Officer (since 2012) of Xiana Mining Inc., a public mineral exploration company listed on the TSXV; a director (since 2007) and the Chief Financial Officer of Oculus VisionTech Inc., a public company involved in watermarking of film and data listed on the TSXV and posted for trading on the OTCQB operated by the OTC Markets Group Inc.; a director (since 2014) of CENTR Brands Corp., a public company listed on the CSE; a director (since 2020) of Blue Rhino Capital Corp., a public company listed on the TSXV; a director (since 2020) of Lamaska Capital Corp., a public company listed on the TSXV. Mr. Drescher is also the President (since 1979) of Westpoint Management Consultants Limited, a private company engaged in tax and accounting consulting for business reorganizations, and the President (since 1998) of Harbour Pacific Capital Corp., a private company involved in regulatory filings for businesses in Canada.

Mr. Wages is an innovative and results-driven corporate professional with an impressive 20 year record of success in delivering record profit growth in multiple markets worldwide. He is the founder and has been Chief Executive Officer of Vagues Solid State Lighting, a manufacturer of LED based lighting, since January 2009. As Chief Executive Officer, he developed the business strategy and full business plan including sales goals, market research, expense budgets and P&L plan. Previously, he was President and General Manager of MEMScAP Inc./JDS Uniphase, a public company in the semiconductors industry. He managed the day-to-day operations for sales, marketing, manufacturing, legal and finance. Mr. Wages has a B.S. in Electrical Engineering from the University of Maryland College Park and an MBA (Honors) from the University of Houston Executive MBA Program.

Audit Committee Oversight

Since the commencement of our most recently completed fiscal year, our Audit Committee has not made any recommendations to nominate or compensate an external auditor which were not adopted by our Board.

Reliance on Certain Exemptions

Since the commencement of our most recently completed financial year and the effective date of NI 52-110, we have not relied on the exemptions contained in sections 2.4 or 8 of NI 52-110. Section 2.4 provides an exemption from the requirement that the audit committee must pre-approve all non-audit services to be provided by the auditors, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total amount of fees payable to the auditor in the fiscal year in which the non-audit services were provided. Section 8 permits a company to apply to a securities regulatory authority for an exemption from the requirements of NI 52-110, in whole or in part.

Pre-Approval Policies and Procedures

Our audit committee has adopted specific policies and procedures for the engagement of non-audit services which is set out in the Audit Committee Charter attached as Schedule “A” to this Proxy Statement in the section entitled “Independent Auditor”.

Exemption

We are relying on the exemption provided by Part 6.1 of NI 52-110 for “venture issuers” which allows for an exemption from Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110 and allows for the short form of disclosure of audit committee procedures set out in Form 52-110F2 and disclosed in this Proxy Statement.

ITEM 3: APPROVAL OF OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN

At the Meeting the Board of Directors will seek stockholder approval of the Omnibus Plan adopted by the Board of Directors on July 19, 2022. The Omnibus Plan replaces the Company’s 2020 Share Option Plan, approved by stockholders at the Company’s annual meeting held on November 23, 2020.

The summary of the key terms of the Omnibus Plan set out above is not complete and is qualified in its entirety by reference to the Omnibus Plan, a copy of which is attached as Schedule “C” to this Proxy Statement and filed under the Company’s SEDAR profile at www.sedar.com and under the Company’s EDGAR profile at www.sec.gov. The Omnibus Plan will also be available for inspection at the Meeting.

Resolution for Stockholder Approval of Omnibus Plan

Accordingly, the Company is asking our stockholders to indicate their support for the ratification and approval of the Omnibus Plan as described in this Proxy Statement by voting “FOR” the following resolution at the Meeting:

“RESOLVED that the Company’s Omnibus Plan, dated for reference July 19, 2022 and substantially in the form attached as Schedule “C” to the Company’s Schedule 14A Proxy Statement dated July 22, 2022, be and is hereby ratified and approved, subject to the approval of the TSX Venture Exchange, until the next annual meeting of stockholders.”

In order to be effective, the Omnibus Plan Resolution must be approved by a majority of the votes cast in person or by proxy at the Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE OMNIBUS PLAN RESOLUTION.

ITEM 4: NON-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, we are providing the Company’s stockholders with the opportunity to vote on a non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers as described in this Proxy Statement in accordance with the SEC’s compensation disclosure rules. This Item 4, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific Named Executive Officer, but rather the overall compensation of all of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement.

Our Board of Directors has determined to hold such votes every two years until the next vote on the frequency of say-on-pay votes. Accordingly, the next say-on-pay votes will be held at the Company’s annual meeting of stockholders to be held in 2024.

The say-on-pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee, if any, or our Board of Directors. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee, if any, or our Board of Directors will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our Board of Directors values the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we may communicate directly with stockholders to better understand the concerns that influenced the vote, but in all events we will consider our stockholders’ concerns and will share them with the Board of Directors, which will evaluate whether any actions are necessary to address those concerns.

The key points of our executive compensation program are set forth in the “Director and Executive Compensation and Other Transactions with Management” section of this Proxy Statement.

Stockholder Approval of Say-on-Pay Resolution

We believe that the information provided above and within the Director and Executive Compensation and Other Transactions with Management section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, the Company is asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement by voting “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s stockholders hereby approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders.”

Adoption of this resolution will require the affirmative vote of a majority of the shares present or represented by proxy at the Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes against this Item 4. Brokers and other nominee holders do not have discretion to vote uninstructed shares with respect to this Item 4. Accordingly, if brokers or other nominee holders do not receive voting instructions from beneficial owners of the shares, they will not be able to vote the shares and broker non-votes may occur with respect to this Item 4. However, broker non-votes will not affect the outcome of the voting on this Item 4 because it requires the affirmative vote of a majority of the shares present or represented by proxy at the Meeting (as opposed to a majority of the shares outstanding).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

FUTURE STOCKHOLDER PROPOSALS

Stockholders who intend to submit a proposal for the annual meeting of stockholders to be held in 2023 and desire that such proposal be included in the proxy materials for such meeting must follow the procedures prescribed by Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the proxy materials, stockholder proposals must be received at either of the Company’s principal offices by the Corporate Secretary of the Company no later than April 7, 2023. Upon receipt of such a proposal, the Company will determine whether or not to include the proposal in such proxy statement and form of proxy in accordance with applicable law.

A stockholder that wishes to present a proposal at the next annual meeting of stockholders to be held in 2023 must submit such proposal to the Company on or before May 19, 2023, or management will have discretionary authority to vote proxies received for such meeting with respect to any such proposal.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section, located at One Station Place, 100 F Street, NE, Washington, DC, U.S.A., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding the Company.

We will mail to any stockholder, without charge and upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Requests should be sent to Oculus VisionTech Inc., #507, 837 West Hastings Street, Vancouver, BC, V6C 3N6, Attention: Corporate Secretary.

BOARD APPROVAL

The contents of this Proxy Statement have been approved and its mailing authorized by our Board of Directors.

DATED at Vancouver, British Columbia, this 22nd day of July, 2022.

ON BEHALF OF THE BOARD OF
OCULUS VISIONTECH INC.

/s/ Anton J. Drescher
Anton J. Drescher,
Chief Financial Officer, Corporate Secretary and Director

SCHEDULE “A”
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

PURPOSE

The Audit Committee (the “Committee”) of Oculus VisionTech Inc. (“Oculus”) is a committee of the Board of Directors with the responsibility under the governing legislation of Oculus to review the financial statements, accounting policies and reporting procedures of Oculus.

The primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by Oculus to any governmental body or the public, the systems of internal controls of Oculus regarding finance, accounting and legal compliance that management and the Board of Directors have established, and the auditing, accounting and financial reporting processes of Oculus generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the policies, procedures and practices at all levels of Oculus.

The primary duties and responsibilities of the Committee are to:

■	Serve as an independent and objective party to monitor the financial reporting process and the system of internal controls of Oculus.

■	Monitor the independence and performance of the auditor of Oculus (the “Auditor”) and the internal audit function of Oculus.

■	Provide an open avenue of communication among the Auditor, financial and senior management and the Board of Directors.

The Committee will primarily fulfill these responsibilities by carrying out the activities set out in Section 4 of this Charter.

COMPOSITION

■

The Committee shall be comprised of two or more directors as determined by the Board of Directors. The composition of the Committee shall adhere to all applicable corporate and securities laws and all requirements of the stock exchanges on which shares of Oculus are listed. In particular, the composition of the Committee shall be in accordance with the U.S. Securities Exchange Act of 1934, as amended, and the required qualifications and experience of the members of the Committee, subject to any exemptions or other relief that may be granted from time to time.

■

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall be a “financial expert” in accordance with applicable laws and all requirements of the stock exchanges on which shares of Oculus are listed.

■

Members of the Committee shall be elected by the Board of Directors at the meeting of the Board of Directors held immediately after the annual meeting of stockholders or such other times as shall be determined by the Board of Directors and shall serve until the next such meeting or until their successors shall be duly elected and qualified.

■

Any member of the Committee may be removed or replaced at any time by the Board of Directors and shall cease to be a member of the Committee as soon as such member ceases to be a director. Subject to the foregoing, each member of the Committee shall hold such office until the next annual meeting of stockholders after his or her election as a member of the Committee.

■	The members of the Committee shall be entitled to receive such remuneration for acting as members of the Committee as the Board of Directors may from time to time determine.

MEETINGS

■

The Committee may appoint one of its members to act as Chairman of the Committee. The Chairman will appoint a secretary who will keep minutes of all meetings (the “Secretary”). The Secretary does not have to be a member of the Committee or a director and can be changed by written notice from the Chairman.

■

No business may be transacted by the Committee except at a meeting at which a quorum of the Committee is present or by a consent resolution in writing signed by all members of the Committee. A majority of the members of the Committee shall constitute a quorum, provided that if the number of members of the Committee is an even number, one half of the number of members plus one shall constitute a quorum.

■

The Committee will meet as many times as is necessary to carry out its responsibilities, but in no event will the Committee meet less than four times a year. The Committee shall meet at least once annually with the Auditor. As part of its duty to foster open communication, the Committee should meet at least annually with management and the Auditor in separate executive sessions to discuss any matters that the Committee or each of these parties believe should be discussed privately. In addition, the Committee shall meet with the Auditor and management at least quarterly to review the financial statements of Oculus.

■

The time at which, and the place where, the meetings of the Committee shall be held, the calling of meetings and the procedure in all respects of such meetings shall be determined by the Chairman, unless otherwise provided for in the By-Laws of Oculus or otherwise determined by resolution of the Board of Directors.

■

The Committee may invite to, or require the attendance at, any meeting of the Committee, such officers and employees of Oculus, legal counsel or other persons as it deems necessary in order to perform its duties and responsibilities. They should also be requested or required to attend meetings of the Committee and make presentations to the Committee as appropriate.

■

Subject to the provisions of the governing legislation of Oculus and applicable regulations the Chairman of the Committee may exercise the powers of the Committee in between meetings of the Committee. In such event, the Chairman shall immediately report to the members of the Committee and the actions or decisions taken in the name of the Committee shall be recorded in the proceedings of the Committee.

RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

■	Review and recommend for approval to the Board of Directors of Oculus any revisions or updates to this Charter. This review should be done periodically, but at least annually, as conditions dictate.

■	Review the interim unaudited quarterly financial statements and the annual audited financial statements, and the related press releases of Oculus and report on them to the Board of Directors.

■

Satisfy itself, on behalf of the Board of Directors, that the unaudited quarterly financial statements and annual audited financial statements of Oculus are fairly presented both in accordance with generally accepted accounting principles and otherwise, and recommend to the Board of Directors whether the quarterly and annual financial statements should be approved.

■

Satisfy itself, on behalf of the Board of Directors, that the information contained in the quarterly financial statements of Oculus, annual report to stockholders and similar documentation required pursuant to the laws of the United States does not contain any untrue statement of any material fact or omit to state a material fact that is required or necessary to make a statement not misleading, in light of the circumstances under which it was made.

■	Review any reports or other financial information of Oculus submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the Auditor.

■	Review, and if deemed advisable, approve all related party transactions as defined in the governing legislation of Oculus.

■

Have the right, for the purpose of performing their duties: (i) to inspect all the books and records of Oculus and its subsidiaries; (ii) to discuss such accounts and records and any matters relating to the financial position of Oculus with the officers and auditors of Oculus and its subsidiaries and the Auditor; (iii) to commission reports or supplemental information relating to the financial information; (iv) to require the Auditor to attend any or every meeting of the Committee; and (v) to engage such independent counsel and other advisors as are necessary in the determination of the Committee.

■

Permit the Board of Directors to refer to the Committee such matters and questions relating to the financial position of Oculus and its affiliates or the reporting related to it as the Board of Directors may from time to time see fit.

INDEPENDENT AUDITOR

■

Be directly and solely responsible for the appointment, compensation, and oversight of the work of the Auditor of Oculus upon stockholder approval of the appointment, with such Auditor being ultimately accountable to the stockholders, the Board of Directors and the Committee.

■	Act as the Auditor’s channel of direct communication to Oculus. In this regard, the Committee shall, among other things, receive all reports from the Auditor of Oculus, including timely reports of:

all critical accounting policies and practices to be used;

■

all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the management of Oculus, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor of Oculus; and

■	other material written communications between the Auditor and the management of Oculus, including, but not limited to, any management letter or schedule of unadjusted differences.

■

Satisfy itself, on behalf of the Board of Directors that the Auditor is “independent” of management, within the meaning given to such term in the rules and pronouncements of the applicable regulatory authorities and professional governing bodies. In furtherance of the foregoing, the Committee shall request that the Auditor at least annually provide a formal written statement delineating all relationships between the Auditor and Oculus, and request information from the Auditor and management to determine the presence or absence of a conflict of interest. The Committee shall actively engage the Auditor in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the Auditor. The Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the Auditor.

■

Be responsible for pre-approving all audit and non-audit services provided by the Auditor; provided, however, that the Committee shall have the authority to delegate such responsibility to one or more of its members to the extent permitted under applicable law and stock exchange rules.

■	Review the performance of the Auditor and make recommendations to the Board of Directors as to whether or not to continue to engage the Auditor.

■	Determine and review the remuneration of the Auditor and any independent advisors (including independent counsel) to the Committee.

■

Satisfy itself, on behalf of the Board of Directors, that the internal audit function has been effectively carried out and that any matter which the Auditor wishes to bring to the attention of the Board of Directors has been addressed and that there are no “unresolved differences” with the Auditor.

FINANCIAL REPORTING PROCESS AND RISK MANAGEMENT

■	Review the audit plan of the Auditor for the current year and review advice from the Auditor relating to management and internal controls and the responses of Oculus to the suggestions made put forth.

■	Monitor the internal accounting controls, informational gathering systems and management reporting on internal controls of Oculus.

■	Review with management and the Auditor the relevance and appropriateness of the accounting policies of Oculus and review and approve all significant changes to such policies.

■

Satisfy itself, on behalf of the Board of Directors, that Oculus has implemented appropriate systems of internal control over financial reporting and the safeguarding of the assets of Oculus and other “risk management” functions (including the identification of significant risks and the establishment of appropriate procedures to manage those risks and the monitoring of corporate performance in light of applicable risks) affecting the assets of Oculus, management, financial and business operations and the health and safety of employees and that these systems are operating effectively.

■	Review and approve the investment and treasury policies of Oculus and monitor compliance with such policies.

■

Establish procedures for the receipt and treatment of (i) complaints received by Oculus regarding accounting, controls, or auditing matters and (ii) confidential, anonymous submissions by employees of Oculus as to concerns regarding questionable accounting or auditing.

LEGAL AND REGULATORY COMPLIANCE

■	Satisfy itself, on behalf of the Board of Directors, that all material statutory deductions have been withheld by Oculus and remitted to the appropriate authorities.

■

Without limiting its rights to engage counsel generally, review, with the principal legal external counsel of Oculus, any legal matter that could have a significant impact on the financial statements of Oculus.

■	Satisfy itself, on behalf of the Board of Directors, that all regulatory compliance issues have been identified and addressed. Budgets.

■	Assist the Board of Directors in the review and approval of operational, capital and other budgets proposed by management.

GENERAL

Perform any other activities consistent with this Charter, the By-laws of Oculus and governing law, as the Committee or the Board of Directors deem necessary or appropriate.

SCHEDULE “B”

CORPORATE GOVERNANCE DISCLOSURE

National Instrument 58-101 - Disclosure of Corporate Governance Practices, requires all reporting issuers to provide certain annual disclosure of their corporate governance practices with respect to the corporate governance guidelines (the “Guidelines”) adopted in National Policy 58-201. These Guidelines are not prescriptive, but have been used by us in adopting our corporate governance practices. Our approach to corporate governance is set out below.

Mandate and Responsibility of the Board of Directors

Our Board of Directors is responsible for supervising management in carrying on the business and affairs of our company. Directors are required to act and exercise their powers with reasonable prudence in our best interests. The Board of Directors agrees with and confirms its responsibility for overseeing management’s performance in the following particular areas: our strategic planning process; identification and management of the principal risks associated with our business; planning for succession of management; our policies regarding communications with our stockholders and others; and the integrity of our internal controls and management information systems.

In carrying out its mandate, the Board of Directors relies primarily on management to provide it with regular detailed reports on our operations and our financial position. The Board of Directors reviews and assesses these reports and other information provided to it at meetings of the full Board of Directors and of its committees. Our CEO is a member of the Board of Directors, giving the Board of Directors direct access to information on all areas of responsibility.

The independent directors do not hold separate meetings at which members of management are absent.

Composition of the Board of Directors

The Board of Directors facilitates its exercise of independent supervision over our management through frequent communication with the Board of Directors.

The Board of Directors is comprised of six directors, of whom Fabrice Helliker, Maurice Loverso, Tom Perovic and Ron Wages are independent. Rowland Perkins is not independent since he serves as President and CEO and Anton J. Drescher is not independent as he serves as Corporate Secretary and Chief Financial Officer.

Directorships

Certain of the directors are also directors of other reporting issuers, as follows:

Director	Other Reporting Issuers
Roland Perkins	N/A
Anton J. Drescher	International Tower Hill Mines Ltd. Xiana Mining Inc. CENTR Brands Corp. ZEB Nickel Corp.
Fabrice Helliker	N/A
Maurice Loverso	N/A
Tom Perovic	N/A
Ron Wages	N/A

Meetings Attended Out of Meetings Held

During fiscal 2021, the Board of Directors held a number of informal meetings, and took action by unanimous written consent on ten (10) occasions. During fiscal 2020, the Board of Directors held a number of informal meetings, and took action by unanimous written consent on fifteen (15) occasions.

Orientation and Continuing Education

The Board of Directors does not have any formal policies with respect to the orientation of new directors nor does it take any measures to provide continuing education for the directors. At this stage of our development the Board of Directors does not feel it necessary to have such policies or programs in place. New directors are provided with access to our recent, publicly filed documents and our internal financial information, are provided with access to management and technical experts and consultants and a summary of significant corporate and securities responsibilities.

Members of the Board of Directors are encouraged to communicate with management, auditors and technical consultants, to keep themselves current with industry trends and developments and changes in legislation with management’s assistance and to attend related industry seminars and visit our offices. Members of the Board of Directors have full access to our records.

Ethical Business Conduct

Our Board of Directors currently has a written code of ethics and views good corporate governance as an integral component to our success. In addition, our Board of Directors monitors on an ongoing basis the activities of management to ensure that the highest standard of ethical conduct is maintained. The Board of Directors views good corporate governance as an integral component to its success and to meet its responsibilities to stockholders. As we do not have a large number of officers and consultants, the Board of Directors is able to monitor on an ongoing basis the activities of management and to ensure that the highest standard of ethical conduct is maintained.

Board of Directors Approvals and Review

No formal description has yet been established of the types of decisions by us which will require prior Board of Directors approval. To date, all substantive decisions involving acquisitions, major financings, major asset sales, budgets and major business initiatives have been referred to the Board of Directors. As and when our activities evolve beyond the early stages of exploration and development for mineral interests, review and approval criteria will be further considered and specific dollar capital amounts established.

Nomination of Directors

The Board of Directors considers its size each year when it considers the number of directors to recommend to the stockholders for election at the annual meeting of stockholders, taking into account the number required to carry out the duties of the Board of Directors effectively and to maintain a diversity of view and experience.

The Board of Directors does not currently have a nominating committee. Nominating committee functions are currently performed by the Board of Directors as a whole. However, if there is a change in the number of directors required by the Company, this policy will be reviewed.

Position Descriptions

The Board of Directors has not developed written position descriptions for the Chairman of the Board of Directors, a Chairman of a Committee of the Board of Directors, or the Chief Executive Officer. The Board of Directors is of the view that given our size, the relatively frequent discussions between members of the Board of Directors and the CEO, and the experience of the individual members of the Board of Directors, the responsibilities of such individuals are known and understood without position descriptions being recorded in writing. The Board of Directors will evaluate this position from time to time and if written position descriptions appear to be justified, they will be prepared.

Compensation

Our independent directors, Fabrice Helliker, Maurice Loverso, Tom Perovic and Ron Wages, have the responsibility for determining compensation for the directors and senior management and the quantity and quality of the Board of Directors compensation is reviewed on an annual basis. To determine compensation payable, the independent directors review compensation paid to directors, CEOs and CFOs of companies of similar size and at a similar stage of development in our industry and determine an appropriate compensation reflecting the need to provide incentive and compensation for the time and effort expended by the directors and senior management while taking into account our financial and other resources. In setting the compensation, the independent directors annually review the performance of the CEO and CFO in light of our objectives and consider other factors that may have impacted our success in achieving our objectives.

At present, we are not paying any compensation to the directors and senior management. We may in the future grant incentive stock options. The number of options to be granted is determined by the Board of Directors as a whole, which allows the independent directors to have input into compensation decisions. At this time, we do not believe our size and limited scope of operations requires a formal compensation committee.

Description of Board Committees

At the present time, our only standing committee is the Audit Committee. As our directors are actively involved in our operations, and the size of our operations does not warrant a larger Board of Directors, the Board of Directors has determined that additional committees are not necessary at this stage of our development.

The written charter of the Audit Committee, as required by NI 52-110, is contained in Schedule “A” to this Proxy Statement. As we grow, and our operations and management structure become more complex, the Board of Directors expects it will constitute formal standing committees, such as a Corporate Governance Committee, a Compensation Committee and a Nominating Committee, and will ensure that such committees are governed by written charters and are composed of at least a majority of independent directors.

Assessments

Our Board of Directors does not consider that formal assessments would be useful at this stage of our development. The Board of Directors conducts informal annual assessments of the Board’s effectiveness, the individual directors and of our Audit Committee. To assist in its review, the Board of Directors conducts informal surveys of its directors about assessment of the functioning of the Board. As part of the assessments, the Board of Directors or the individual committee may review its mandate and conduct reviews of applicable corporate policies.

SCHEDULE “C”

OCULUS VISIONTECH INC.

OMNIBUS
EQUITY INCENTIVE COMPENSATION PLAN

ARTICLE 1
ESTABLISHMENT, PURPOSE AND DURATION

1.1

Establishment of the Plan. The following is the omnibus equity incentive compensation plan of Oculus VisionTech Inc. (the “Company”) pursuant to which share based compensation Awards (as defined below) may be granted to eligible Participants (as defined below). The name of the plan is the Oculus VisionTech Inc. Omnibus Equity Incentive Compensation Plan (the “Plan”).

The Plan permits the grant of Options, Restricted Share Units, Deferred Share Units and Performance Share Units (as such terms are defined below). The Plan was approved by the Board (as defined below) on July 19, 2022 and is being put forth before the shareholders of the Company for approval on September 15, 2022, and will be effective upon receipt of shareholder and Exchange approvals (the “Effective Date”) until the date it is terminated by the Board in accordance with the Plan.

1.2

Purposes of the Plan. The purposes of the Plan are to: (i) provide the Company with a mechanism to attract, retain and motivate highly qualified directors, officers, employees and consultants; (ii) align the interests of Participants with that of other shareholders of the Company generally; and (iii) enable and encourage Participants to participate in the long-term growth of the Company through the acquisition of Shares (as defined below) as long-term investments.

1.3

Successor Plans. The Plan shall in respect of Options (as defined below) serve as the successor to the Company’s stock option plan dated effective August 28, 2020 (the “Predecessor Option Plan”) and no further Options shall be granted under the Predecessor Option Plan from and after the Effective Date of the Plan.

ARTICLE 2
DEFINITIONS

2.1

Whenever used in the Plan, the following terms shall have the respective meanings set forth below, unless the context clearly requires otherwise, and when such meaning is intended, such term shall be capitalized.

(a)

“Affiliate” means any corporation, partnership or other entity (i) in which the Company, directly or indirectly, has majority ownership interest or (ii) which the Company controls. For the purposes of this definition, the Company is deemed to “control” such corporation, partnership or other entity if the Company possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, partnership or other entity, whether through the ownership of voting securities, by contract or otherwise, and includes a corporation which is considered to be a subsidiary for purposes of consolidation under International Financial Reporting Standards.

(b)	“Award” means, individually or collectively, a grant under the Plan of Options, Deferred Share Units, Restricted Share Units or Performance Share Units, in each case subject to the terms of the Plan.

(c)

“Award Agreement” means either (i) a written agreement entered into by the Company or an Affiliate of the Company and a Participant setting forth the terms and provisions applicable to Awards granted under the Plan; or (ii) a written statement issued by the Company or an Affiliate of the Company to a Participant describing the terms and provisions of such Award. All Award Agreements shall be deemed to incorporate the provisions of the Plan, subject to such modifications or additions as the Committee may, in its sole discretion, determine appropriate. An Award Agreement need not be identical to other Award Agreements either in form or substance.

(d)	“Blackout Period” means a period of time during which the Participant cannot sell Shares, due to applicable law or policies of the Company in respect of insider trading.

(e)	“Board” or “Board of Directors” means the Board of Directors of the Company as may be constituted from time to time.

(f)

“Cause” means (i) if the Participant has a written agreement pursuant to which he or she offers his or her services to the Company and the term “cause” is defined in such agreement, “cause” as defined in such agreement; or otherwise (ii) (a) the inability of the Participant to perform his or her duties due to a legal impediment such as an injunction, restraining order or other type of judicial judgment, decree or order entered against the Participant; (b) the failure of the Participant to follow the Company’s reasonable instructions with respect to the performance of his or her duties; (c) any material breach by the Participant of his or her obligations under any code of ethics, any other code of business conduct or any lawful policies or procedures of the Company; (d) excessive absenteeism, flagrant neglect of duties, serious misconduct, or conviction of crime or fraud; and (e) any other act or omission of the Participant which would in law permit an employer to, without notice or payment in lieu of notice, terminate the employment of an employee.

(g)	“Change of Control” means the occurrence of any one or more of the following events:

(i)

a consolidation, merger, amalgamation, arrangement or other reorganization or acquisition involving the Company as a result of which the holders of Shares prior to the completion of the transaction hold or beneficially own, directly or indirectly, less than 50% of the outstanding Voting Securities of the successor corporation after completion of the transaction;

(ii)

the sale, lease, exchange or other disposition, in a single transaction or a series of related transactions, of all or substantially all of the assets of the Company and/or any of its subsidiaries to any other person or entity, other than a disposition to a wholly-owned subsidiary in the course of a reorganization of the assets of the Company and its subsidiaries;

(iii)	a resolution is adopted to wind-up, dissolve or liquidate the Company;

(iv)

an acquisition by any person, entity or group of persons or entities acting jointly or in concert of beneficial ownership of more than 50% of the Voting Securities, or securities convertible into, exercisable for or carrying the right to purchase more than 50% of the Voting Securities on a post-conversion basis, assuming only the conversion or exercise of securities beneficially owned by the acquiror; or

(v)	the Board adopts a resolution to the effect that a Change of Control as defined herein has occurred or is imminent.

(h)

“Code” means the United States Internal Revenue Code of 1986, as amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

(i)	“Committee” means the Board of Directors or if so delegated in whole or in part by the Board, any duly authorized committee of the Board appointed by the Board to administer the Plan.

(j)	“Company” means Oculus VisionTech Inc.

(k)

“Consultant” has the meaning set out in Policy 4.4 of the Exchange or such replacement definition for so long as the Shares are listed on the Exchange, and if the Shares are not so listed, shall have the meaning, if any, that applies to a listing of the Shares on such other exchange as the Shares are then listed on.

(l)	“Date of Grant” means, for any Award, the date specified by the Committee at the time it grants the Award or, if no such date is specified, the date upon which the Award was granted.

(m)

“Deferred Share Unit” means an Award denominated in units that provides the holder thereof with a right to receive Shares upon settlement of the Award, granted under and subject to the terms of the Plan.

(n)	“Director” means any individual who is a member of the Board of Directors of the Company.

(o)

“Disability” means the disability of the Participant which would entitle the Participant to receive disability benefits pursuant to the long-term disability plan of the Company (if one exists) then covering the Participant, provided that the Board may, in its sole discretion, determine that, notwithstanding the provisions of any such long-term disability plan, the Participant is permanently disabled for the purposes of the Plan.

(p)

“Dividend Equivalent” means a right with respect to an Award to receive cash, Shares or other property equal in value and form to dividends declared by the Board and paid with respect to outstanding Shares. Dividend Equivalents shall not apply to an Award unless specifically provided for in the Award Agreement, and if specifically provided for in the Award Agreement shall be subject to such terms and conditions set forth in the Award Agreement as the Committee shall determine.

(q)

“Employee” means any employee or officer of the Company or an Affiliate of the Company. Directors who are not otherwise employed by the Company or an Affiliate of the Company shall not be considered Employees under the Plan.

(r)	“Exchange” means the TSX Venture Exchange, or any other stock exchange on which the Shares of the Company are listed.

(s)	“Exchange Policies” mean the policies of the Exchange, including those set forth in the Corporate Finance Manual of the Exchange.

(t)

“FMV” means, unless otherwise required by any applicable provision of any regulations thereunder or by any applicable accounting standard for the Company’s desired accounting for Awards or by the rules of the Exchange, a price that is determined by the Committee, provided that such price cannot be less than the last closing price of the Shares on the Exchange less any discount permitted by the rules or policies of the Exchange.

(u)	“Insider” shall have the meaning ascribed thereto in Exchange Policies.

(v)	“ITA” means the Income Tax Act (Canada).

(w)	“Non-Employee Director” means a Director who is not an Employee.

(x)

“Notice Period” means any period of contractual notice or reasonable notice that the Company or an Affiliate of the Company may be required at law, by contract or otherwise agrees to provide to a Participant upon termination of employment, whether or not the Company or Affiliate elects to pay severance in lieu of providing notice to the Participant, provided that where a Participant’s employment contract provides for an increased severance or termination payment in the event of termination following a Change of Control, the Notice Period for the purposes of the Plan shall be the Notice Period under such contract applicable to a termination which does not follow a Change of Control.

(y)	“Option” means the conditional right to purchase Shares at a stated Option Price for a specified period of time subject to the terms of the Plan.

(z)	“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

(aa)	“Outstanding Issue” means the number of Shares that are issued and outstanding, on a non-diluted basis.

(bb)	“Participant” means an Employee, Non-Employee Director or Consultant who has been selected to receive an Award, or who has an outstanding Award granted under the Plan or the Predecessor Option Plan.

(cc)	“Performance Period” means the period of time during which the assigned performance criteria must be met in order to determine the degree of payout and/or vesting with respect to an Award.

(dd)

“Performance Share Unit” means an Award granted under Article 9 herein and subject to the terms of the Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

(ee)

“Period of Restriction” means the period when an Award of Restricted Share Units is subject to forfeiture based on the passage of time, the achievement of performance criteria, and/or upon the occurrence of other events as determined by the Committee, in its discretion.

(ff)	“Person” shall have the meaning ascribed to such term in Exchange Policies.

(gg)	“Reserve” shall have the meaning ascribed to such term under Article 4.1 herein.

(hh)

“Restricted Share Unit” means an Award denominated in units subject to a Period of Restriction, with a right to receive Shares upon settlement of the Award, granted under Article 7 herein and subject to the terms of the Plan.

(ii)

“Retirement” or “Retire” means a Participant’s permanent withdrawal from employment or office with the Company or an Affiliate of the Company on terms and conditions accepted and determined by the Board.

(jj)	“Shares” means common shares of the Company.

(kk)

“Share Units” means Deferred Share Units, Performance Share Units and Restricted Share Units, including any Dividend Equivalent granted with respect to a Deferred Share Unit, Performance Share Unit and/or Restricted Share Unit.

(ll)

“Termination Date” means the date on which a Participant ceases to be eligible to participate under the Plan as a result of a termination of employment, officer position, board service or consulting arrangement with the Company or any Affiliate of the Company for any reason, including death, Retirement, resignation or termination with or without Cause. For the purposes of the Plan, a Participant’s employment, officer position, board service or consulting arrangement with the Company or an Affiliate of the Company shall be considered to have terminated effective on the last day of the Participant’s actual and active employment, officer position or board or consulting service with the Company or the Affiliate whether such day is selected by agreement with the individual, unilaterally by the Company or the Affiliate and whether with or without advance notice to the Participant. For the avoidance of doubt, no period of notice or pay in lieu of notice that is given or that ought to have been given under applicable law in respect of such termination of employment that follows or is in respect of a period after the Participant’s last day of actual and active employment shall be considered as extending the Participant’s period of employment for the purposes of determining his or her entitlement under the Plan.

(mm)	“U.S.” or “United States” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

(nn)

“U.S. Person” shall mean a “U.S. person” as such term is defined in Rule 902(k) of Regulation S under the U.S. Securities Act (the definition of which includes, but is not limited to, (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any partnership or corporation organized outside of the United States by a U.S. Person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized, or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts and (iv) any estate or trust of which any executor or administrator or trustee is a U.S. Person).

(oo)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

(pp)	“U.S. Taxpayer” shall mean a Participant who, with respect to an Award, is subject to taxation under the applicable U.S. tax laws.

(qq)

“VWAP” means the volume weighted average trading price of the Shares listed on the Exchange calculated by dividing the total value by the total volume of such securities traded for the five trading days immediately preceding the exercise of the subject Stock Option. Where appropriate, the Exchange may exclude internal crosses and certain other special terms trades from the calculation.

(rr)

“Voting Securities” shall mean any securities of the Company ordinarily carrying the right to vote at elections of directors and any securities immediately convertible into or exchangeable for such securities.

ARTICLE 3
ADMINISTRATION

3.1

General. The Committee shall be responsible for administering the Plan. The Committee may employ legal counsel, consultants, accountants, agents and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final, conclusive and binding upon the Participants, the Company, and all other interested parties. No member of the Committee will be liable for any action or determination taken or made in good faith with respect to the Plan or Awards granted hereunder. Each member of the Committee shall be entitled to indemnification by the Company with respect to any such determination or action in the manner provided for by the Company and its subsidiaries.

3.2

Authority of the Committee. The Committee shall have full and exclusive discretionary power to determine the terms and provisions of Award Agreements, to interpret the terms and the intent of the Plan and any Award Agreement or other agreement ancillary to or in connection with the Plan, to determine eligibility for Awards, and to adopt such rules, regulations and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including grant, exercise price, issue price and vesting terms, determining any performance goals applicable to Awards and whether such performance goals have been achieved, and, subject to Article 13, adopting modifications and amendments to the Plan or any Award Agreement, including, without limitation, any that are necessary or appropriate to comply with the laws or compensation practices of the jurisdictions in which the Company and its Affiliates operate.

3.3

Delegation. The Committee may delegate to one or more of its members any of the Committee’s administrative duties or powers as it may deem advisable; provided, however, that any such delegation must be permitted under applicable corporate law.

ARTICLE 4
SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1

Maximum Number of Shares Subject to the Plan. Subject to adjustment pursuant to provisions of Section 4.5 hereof, The maximum number of Shares issuable at any time pursuant to outstanding Awards under this Plan shall be equal to the following:

(a)	10% of the Outstanding Issue issued pursuant to Options, as measured as at the date of any Option grant; and

(b)

9,142,257 issued pursuant to Share Units (which represents 10% of the Outstanding Issue as of the date this Plan was approved by the Board), or such other number as may be approved by the Exchange and the shareholders of the Company from time to time.

No Award that can be settled in Shares issued from treasury may be granted if such grant would have the effect of causing the total number of Shares subject to such Award to exceed the above noted total numbers of Shares reserved for issuance pursuant to the settlement of Awards.

4.2

Evergreen Plan. The Plan is an “evergreen” plan, as Shares of the Company covered by Awards which have been exercised or settled, as applicable, and Awards which expire or are forfeited, surrendered, cancelled or otherwise terminated or lapse for any reason without having been exercised, will be available for subsequent grant under the Plan.

4.3

Award Grants to Individuals. The aggregate number of Shares for which Awards may be issued to any one Participant in any 12-month period shall not exceed 5% of the Outstanding Issue, calculated on the date an Award is granted to the Participant, unless the Company obtains disinterested shareholder approval as required by the policies of the Exchange. The aggregate number of Shares for which Awards may be issued to any one Consultant (as defined by the Exchange) within any 12-month period shall not exceed 2% of the Outstanding Issue, calculated on the date an Award is granted to the Consultant. The aggregate number of Shares for which Options may be issued to any Persons retained to provide Investor Relations Activities (as defined by the Exchange) within any 12-month period shall not exceed 2% of the Outstanding Issue, calculated on the date an Option is granted to such Persons.

4.4

Award Grants to Insiders. Unless disinterested shareholder approval as required by the policies of the Exchange is obtained: (i) the maximum number of Shares for which Awards may be issued to Insiders (as a group) at any point in time shall not exceed 10% of the Outstanding Issue; and (ii) the aggregate number of Awards granted to Insiders (as a group), within any 12-month period, shall not exceed 10% of the Outstanding Issue, calculated at the date an Award is granted to any Insider.

4.5

Adjustments in Authorized Shares. In the event of any corporate event or transaction (collectively, a “Corporate Reorganization”) (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, arrangement, amalgamation, consolidation, reorganization, recapitalization, separation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of the Company, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee shall make or provide for such adjustments or substitutions, as applicable, in the number and kind of Shares that may be issued under the Plan, the number and kind of Shares subject to outstanding Awards, the Option Price, grant price or exercise price applicable to outstanding Awards, the limit on issuing Awards other than Options granted with an Option Price equal to at least the FMV of a Share on the date of grant and any other value determinations applicable to outstanding Awards or to the Plan, as are equitably necessary to prevent dilution or enlargement of Participants’ rights under the Plan that otherwise would result from such corporate event or transaction. In connection with a Corporate Reorganization, the Committee shall have the discretion to permit a holder of Options to purchase (at the times, for the consideration, and subject to the terms and conditions set out in the Plan and the applicable Award Agreement) and the holder will then accept on the exercise of such Option, in lieu of the Shares that such holder would otherwise have been entitled to purchase, the kind and amount of shares or other securities or property that such holder would have been entitled to receive as a result of the Corporate Reorganization if, on the effective date thereof, that holder had owned all Shares that were subject to the Option. Such adjustments shall be made automatically, without the necessity of Committee action, on the customary arithmetical basis in the case of any stock split, including a stock split effected by means of a stock dividend, and in the case of any other dividend paid in Shares.

The Committee shall also make appropriate adjustments in the terms of any Awards under the Plan as are equitably necessary to reflect such Corporate Reorganization and may modify any other terms of outstanding Awards, including modifications of performance criteria and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan, provided that any such adjustments must comply with all regulatory requirements.

Subject to the provisions of Article 11 and any applicable law or regulatory requirement, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance, assumption, substitution or conversion of Awards under the Plan in connection with any Corporate Reorganization, upon such terms and conditions as it may deem appropriate. Additionally, the Committee may amend the Plan, or adopt supplements to the Plan, in such manner as it deems appropriate to provide for such issuance, assumption, substitution or conversion as provided in the previous sentence.

ARTICLE 5
ELIGIBILITY AND PARTICIPATION

5.1

Eligibility. Awards under the Plan shall be granted only to bona fide Employees, Non-Employee Directors and Consultants, as per the policies of the Exchange. The Company and the Participant are responsible for ensuring and confirming that the Participant is a bona fide Employee, Consultant or Management Company Employee, as the case may be.

5.2

Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, in its sole discretion select from among eligible Employees, Non-Employee Directors and Consultants, those to whom Awards shall be granted under the Plan, and shall determine in its discretion the nature, terms, conditions and amount of each Award.

ARTICLE 6
STOCK OPTIONS

6.1

Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants and Persons retained to provide Investor Relations Activities in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee in its discretion provided that only Options and not Share Units may be granted to Persons retained to Provide Investor Relations Activities.

6.2

Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions, if any, upon which an Option shall become vested and exercisable, and any such other provisions as the Committee shall determine. The Award Agreement for the grant of Options shall be in such form or forms as the Committee may from time to time approve.

6.3

Option Price. The Option Price for each grant of an Option under the Plan shall be determined by the Committee and shall be specified in the Award Agreement. The Option Price for an Option shall be not less than the FMV of the Shares on the date of grant.

6.4

Vesting of Options. Unless otherwise specified in an Award Agreement, and subject to any provisions of the Plan or the applicable Award Agreement relating to acceleration of vesting of Options, Options shall vest subject to Exchange Policies, and the Committee may, in its sole discretion, determine the time during which an Option shall vest and the method of vesting, or that no vesting restriction shall exist, provided that Options issued to any Persons retained to provide Investor Relations Activities shall vest solely subject to Exchange Policies as follows:

(a)	no more than 1/4 of the Stock Options vest no sooner than three months after the Stock Options were granted;

(b)	no more than another 1/4 of the Stock Options vest no sooner than six months after the Stock Options were granted;

(c)	no more than another 1/4 of the Stock Options vest no sooner than nine months after the Stock Options were granted; and

(d)	the remainder of the Stock Options vest no sooner than 12 months after the Stock Options were granted.

6.5

Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant, provided however that, subject to section 6.6, no Option shall be exercisable later than the tenth (10) anniversary date of its grant.

6.6

Blackout Periods. If the date on which an Option is scheduled to expire occurs during a Black Out Period applicable to such Participant, or within 10 business days after the last day of thereof, then the expiry date for such Option shall be extended to the last day of such 10 business day period.

6.7

Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and on the occurrence of such events, and be subject to such restrictions and conditions, as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.8

Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Option Price.

The Option Price and any Applicable Withholding Taxes upon exercise of any Option or part thereof shall be payable to the Company, to the extent permitted by Applicable Laws and subject to the Committee’s discretion, as follows:

(a)	in cash or by certified cheque, wire transfer, bank draft or money order or by such other means as may be specified from time to time by the Committee;

(b)

pursuant to a broker-assisted cashless exercise, whereby the Participant shall elect, on a notice of exercise, to receive a loan from a brokerage firm, which the Company has an arrangement with, to purchase the underlying Shares. Upon the sale by the brokerage firm of an equivalent number of Shares received from the exercise of the Options to repay the loan made to the Participant, the Participant shall elect to receive either the balance of the Shares following the sale or the cash proceeds from the balance of the Shares; or

(c)

pursuant to a net exercise, whereby the Participant shall elect on a notice of exercise to receive an amount equal to the number of underlying Shares listed on the Exchange that is the equal to the quotient obtained by dividing:

(i)	the product of the number of Options being exercised multiplied by the difference between the VWAP of the underlying Shares so listed and the exercise price of the subject Options; by

(ii)	the VWAP of the underlying Shares so listed;

provided, however, that Persons retained to provide Investor Relations Activities shall not be permitted to exercise an Option using the net exercise method described in this Section 6.8(c).

As soon as practicable after receipt of a notification of exercise and full payment of the Option Price, the Shares in respect of which the Option has been exercised shall be issued as fully-paid and non-assessable common shares of the Company. As of the business day the Company receives such notice and such payment, the Participant (or the person claiming through a Participant, as the case may be) shall be entitled to be entered on the share register of the Company as the holder of the number of Shares in respect of which the Option was exercised and to receive as promptly as possible thereafter, but in any event, on or before the 15th day of the third month of the year following the year in which the Option was exercised, a certificate or evidence of book entry representing the said number of Shares. The Company shall cause to be delivered to or to the direction of the Participant Share certificates or evidence of book entry Shares in an appropriate amount based upon the number of Shares purchased under the Option(s).

Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of applicable Canadian and U.S. securities law, including, without limitation, the 1933 Act, the United States Securities and Exchange Act of 1934, as amended, applicable U.S. state laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or consolidated stock price reporting system on which prices for the Shares are quoted at any given time. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

6.9

Death, Disability, Retirement and Termination or Resignation of Employment. If the Award Agreement does not specify the effect of a termination, cessation or resignation of employment then the following default rules will apply:

(a)	Death: If a Participant dies while an Employee, Director of, or Consultant to, the Company or an Affiliate of the Company:

(i)	all unvested Options as at the Termination Date shall automatically and immediately vest; and

(ii)

all vested Options (including those that vested pursuant to (i) above) shall continue to be subject to the Plan and exercisable for a period of 12 months after the Termination Date, provided that any Options that have not been exercised within 12 months after the Termination Date shall automatically and immediately expire and be forfeited on such date.

(b)

Disability: If a Participant ceases to be eligible to be a Participant under the Plan as a result of their Disability then all Options remain and continue to vest (and are exercisable) in accordance with the terms of the Plan for a period of 12 months after the Termination Date, provided that any Options that have not been exercised (whether vested or not) within 12 months after the Termination Date shall automatically and immediately expire and be forfeited on such date.

(c)

Retirement: If a Participant Retires then the Board shall have the discretion, with respect to such Participant’s Options, to determine: (i) whether to accelerate vesting of any or all of such Options, whether any of such Options shall be cancelled, with or without payment, and (iii) how long, if at all, such Options may remain outstanding following the Termination Date; provided, however, that in no event shall such Options be exercisable for more than 12 months after the Termination Date.

(d)

Termination for Cause: If a Participant ceases to be eligible to be a Participant under the Plan as a result of their termination for Cause, then all Options, whether vested or not, as at the Termination Date shall automatically and immediately expire and be forfeited.

(e)

Termination without Cause or Voluntary Resignation: If a Participant ceases to be eligible to be a Participant under the Plan for any reason, other than as set out in 6.9(a)-(d), then, unless otherwise determined by the Board in its sole discretion, as of the Termination Date:

(i)	all unvested Options shall automatically and immediately expire and be forfeited, and

(ii)

all vested Options shall continue to be subject to the Plan and exercisable for a period of 90 days after the Termination Date, provided that any Options that have not been exercised within 90 days after the Termination Date shall automatically and immediately expire and be forfeited on such date.

6.10

Nontransferability of Options. An Option granted under this Article 6 may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by bequeath or by the laws of descent and distribution, subject to the requirements of the Exchange or as otherwise allowed by the Exchange.

ARTICLE 7
RESTRICTED SHARE UNITS

7.1

Grant of Restricted Share Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Restricted Share Units to Participants in such amounts and upon such terms as the Committee shall determine.

7.2

Restricted Share Unit Agreement. Each Restricted Share Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Share Units granted, and the settlement date for Restricted Share Units, and any such other provisions as the Committee shall determine, provided that unless otherwise determined by the Committee or as set out in any Award Agreement, no Restricted Share Unit shall vest later than allowed by the polices of the Exchange. The Committee shall impose, in the Award Agreement at the time of grant, such other conditions and/or restrictions on any Restricted Share Units granted pursuant to the Plan as it may deem advisable, including, without limitation, restrictions based upon the time-based restrictions on vesting and, restrictions under applicable laws or under the requirements of the Exchange.

7.3

Vesting of Restricted Share Units. Unless otherwise specified in an Award Agreement, and subject to any provisions of the Plan or the applicable Award Agreement relating to acceleration of vesting of Restricted Share Units, Restricted Share Units shall vest at the discretion of the Committee, and subject to the policies of the Exchange. If required by the policies of the Exchange and subject to early vesting in connection with the death of a Participant or a Change of Control, no Restricted Share Units may vest before the date that is one year following the date of grant or issue.

7.4

Black Out Periods. If the date on which a Restricted Share Unit is scheduled to expire occurs during, or within 10 business days after the last day of a Black Out Period applicable to such Participant, then the expiry date for such Award shall be extended to the last day of such 10 business day period.

7.5

Nontransferability of Restricted Share Units. The Restricted Share Units granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the date of settlement through delivery or other payment, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement at the time of grant or thereafter by the Committee. All rights with respect to the Restricted Share Units granted to a Participant under the Plan shall be available during such Participant’s lifetime only to such Participant.

7.6

Dividends and Other Distributions. During the Period of Restriction, Participants holding Restricted Share Units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or Dividend Equivalents while they are so held in a manner determined by the Committee in its sole discretion. Dividend Equivalents shall not apply to an Award unless specifically provided for in the Award Agreement. The Committee may apply any restrictions to the dividends or Dividend Equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or Dividend Equivalents, including cash, Shares or Restricted Share Units.

7.7

Death, Disability, Retirement and Termination or Resignation of Employment. If the Award Agreement does not specify the effect of a termination or resignation of employment then the following default rules will apply:

(a)	Death: If a Participant dies while an Employee, Director of, or Consultant to, the Company or an Affiliate:

(i)	all unvested Restricted Share Units as at the Termination Date shall automatically and immediately vest; and

(ii)	all vested Restricted Share Units (including those that vested pursuant to (i) above) shall be paid to the Participant’s estate in accordance with the terms of the Plan and the Award Agreement.

(b)

Disability: If a Participant ceases to be eligible to be a Participant under the Plan as a result of their Disability, then all Restricted Share Units remain and continue to vest in accordance with the terms of the Plan for a period of 12 months after the Termination Date, provided that any Restricted Share Units that have not vested within 12 months after the Termination Date shall automatically and immediately expire and be forfeited on such date.

(c)

Retirement: If a Participant Retires then the Board shall have the discretion, with respect to such Participant’s Restricted Share Units, to determine: (i) whether to accelerate vesting of any or all of such Restricted Share Units, (ii) whether any of such Restricted Share Units shall be cancelled, with or without payment, and (iii) how long, if at all, such Restricted Share Units may remain outstanding following the Termination Date; provided, however, that in no event shall such Restricted Share Units remain outstanding for more than 12 months after the Termination Date. Notwithstanding the above, for U.S. Participants, the treatment of Restricted Share Units upon retirement shall be provided for in the Award Agreement.

(d)

Termination for Cause: If a Participant ceases to be eligible to be a Participant under the Plan as a result of their termination for Cause, then all Restricted Share Units, whether vested or not, as at the Termination Date shall automatically and immediately be forfeited.

(e)

Termination without Cause or Voluntary Resignation: If a Participant ceases to be eligible to be a Participant under the Plan for any reason, other than as set out in Sections 7.7(a)-(d), then, unless otherwise determined by the Board in its sole discretion, as of the Termination Date:

(i)	all unvested Restricted Share Units shall automatically and immediately be forfeited, and

(ii)	all vested Restricted Share Units shall be paid to the Participants in accordance with the terms of the Plan and the Award Agreement.

7.8

Payment in Settlement of Restricted Share Units. When and if Restricted Share Units become payable, the Participant issued such Restricted Share Units shall be entitled to receive payment from the Company in settlement of such Restricted Share Units: (i) in a number of Shares (issued from treasury) equal to the number of Restricted Share Units being settled, or (ii) in any other form, all as determined by the Committee at its sole discretion. The Committee’s determination regarding the form of payout shall be set forth or reserved for later determination in the Award Agreement for the grant of the Restricted Share Units.

ARTICLE 8
DEFERRED SHARES UNITS

8.1

Grant of Deferred Share Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Deferred Share Units to Participants in such amounts and upon such terms as the Committee shall determine.

8.2

Deferred Share Unit Agreement. Each Deferred Share Unit grant shall be evidenced by an Award Agreement that shall specify the number of Deferred Share Units granted, the settlement date for Deferred Share Units, and any other provisions as the Committee shall determine, including, but not limited to, a requirement that Participants pay a stipulated purchase price for each Deferred Share Unit, restrictions based upon the achievement of specific performance criteria, time-based restrictions, restrictions under applicable laws or under the requirements of the Exchange, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Deferred Share Units. If required by the policies of the Exchange and subject to early vesting in connection with the death of a Participant or a Change of Control, no Deferred Share Units may vest before the date that is one year following the date of grant or issue.

8.3

Nontransferability of Deferred Share Units. The Deferred Share Units granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated. All rights with respect to the Deferred Share Units granted to a Participant under the Plan shall be available during such Participant’s lifetime only to such Participant.

8.4

Black Out Periods. If the date on which a Deferred Share Unit is scheduled to expire occurs during, or within 10 business days after the last day of a Black Out Period applicable to such Participant, then the expiry date for such Award shall be extended to the last day of such 10 business day period.

8.5

Dividends and Other Distributions. Participants holding Deferred Share Units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or Dividend Equivalents while they are so held in a manner determined by the Committee in its sole discretion. Dividend Equivalents shall not apply to an Award unless specifically provided for in the Award Agreement. The Committee may apply any restrictions to the dividends or Dividend Equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or Dividend Equivalents, including cash, Shares or Deferred Share Units.

8.6

Termination of Employment, Consultancy or Directorship. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Deferred Share Units following termination of the Participant’s employment or other relationship with the Company or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Deferred Share Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination, provided that provisions shall comply with applicable rules of the Exchange. However, in the event that a Participant ceases to be an eligible Participant under the Plan, no Deferred Share Units issued to such Participant may be retained for a period of more than 12 months after the Termination Date, provided that any Deferred Share Units that have not been settled within 12 months after the Termination Date shall automatically and immediately expire and be forfeited on such date.

8.7

Payment in Settlement of Deferred Share Units. When and if Deferred Share Units become payable, the Participant issued such Deferred Share Units shall be entitled to receive payment from the Company in settlement of such Deferred Share Units: (i) in a number of Shares (issued from treasury) equal to the number of Deferred Share Units being settled, or (ii) in any other form, all as determined by the Committee at its sole discretion. The Committee’s determination regarding the form of payout shall be set forth or reserved for later determination in the Award Agreement for the grant of the Deferred Share Units.

ARTICLE 9
PERFORMANCE SHARE UNITS

9.1

Grant of Performance Share Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Performance Share Units to Participants in such amounts and upon such terms as the Committee shall determine.

9.2

Value of Performance Share Units. Each Performance Share Unit shall have an initial value equal to the FMV of a Share on the date of grant. The Committee shall set performance criteria for a Performance Period in its discretion, which, depending on the extent to which they are met, will determine, in the manner determined by the Committee and set forth in the Award Agreement, the value and/or number of each Performance Share Unit that will be paid to the Participant.

9.3

Earning of Performance Share Units. Subject to the terms of the Plan and the applicable Award Agreement, after the applicable Performance Period has ended, the holder of Performance Share Units shall be entitled to receive payout on the value and number of Performance Share Units, determined as a function of the extent to which the corresponding performance criteria have been achieved. Notwithstanding the foregoing, the Company shall have the ability to require the Participant to hold any Shares received pursuant to such Award for a specified period of time. If required by the policies of the Exchange and subject to early vesting in connection with the death of a Participant or a Change of Control, no Performance Share Units may vest before the date that is one year following the date of grant or issue.

9.4

Form and Timing of Payment of Performance Share Units. Payment of earned Performance Share Units shall be as determined by the Committee and as set forth in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Share Units in the form of a number of Shares issued from treasury equal to the number of earned Performance Share Units at the end of the applicable Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement for the grant of the Award or reserved for later determination. In no event will delivery of such Shares be made later than the earlier of: (i) 3 months after the close of the year in which such conditions or restrictions were satisfied or lapsed, and (ii) December 31 of the third year following the year of the grant date.

9.5

Dividends and Other Distributions. Participants holding Performance Share Units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or Dividend Equivalents while they are so held in a manner determined by the Committee in its sole discretion. Dividend Equivalents shall not apply to an Award unless specifically provided for in the Award Agreement. The Committee may apply any restrictions to the dividends or Dividend Equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or Dividend Equivalents, including cash, Shares or Performance Share Units.

9.6

Termination of Employment, Consultancy or Directorship. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Share Units following termination of the Participant’s employment or other relationship with the Company or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Performance Share Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination, provided that the provisions shall comply with applicable rules of the Exchange. However, in the event that a Participant ceases to be an eligible Participant under the Plan, no Performance Share Units issued to such Participant may be retained for a period of more than 12 months after the Termination Date, provided that any Performance Share Units that have not been settled within 12 months after the Termination Date shall automatically and immediately expire and be forfeited on such date.

9.7

Non-transferability of Performance Share Units. Performance Share Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, a Participant’s rights under the Plan shall inure during such Participant’s lifetime only to such Participant.

ARTICLE 10
BENEFICIARY DESIGNATION

10.1

Beneficiary. A Participant’s “beneficiary” is the person or persons entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant’s death. A Participant may designate a beneficiary or change a previous beneficiary designation at such times as prescribed by the Committee and by using such forms and following such procedures approved or accepted by the Committee for that purpose. If no beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant’s death, the beneficiary shall be the Participant’s estate.

10.2

Discretion of the Committee. Notwithstanding the provisions above, the Committee may, in its discretion, after notifying the affected Participants, modify the foregoing requirements, institute additional requirements for beneficiary designations, or suspend the existing beneficiary designations of living Participants or the process of determining beneficiaries under this Article 10, or both, in favor of another method of determining beneficiaries.

ARTICLE 11
RIGHTS OF PERSONS ELIGIBLE TO PARTICIPATE

11.1

Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or an Affiliate of the Company to terminate any Participant’s employment, consulting or other service relationship with the Company or the Affiliate at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or the Affiliate.

Neither an Award nor any benefits arising under the Plan shall constitute part of an employment or service contract with the Company or an Affiliate of the Company, and, accordingly, subject to the terms of the Plan, the Plan may be terminated or modified at any time in the sole and exclusive discretion of the Committee or the Board without giving rise to liability on the part of the Company or its Affiliates for severance payments or otherwise, except as provided in the Plan.

For purposes of the Plan, unless otherwise provided by the Committee, a transfer of employment of a Participant between the Company and an Affiliate or among Affiliates of the Company, shall not be deemed a termination of employment. The Committee may provide, in a Participant’s Award Agreement or otherwise, the conditions under which a transfer of employment to an entity that is spun off from the Company or an Affiliate of the Company shall not be deemed a termination of employment for purposes of an Award.

11.2

Participation. No Employee or other Person eligible to participate in the Plan shall have the right to be selected to receive an Award. No person selected to receive an Award shall have the right to be selected to receive a future Award, or, if selected to receive a future Award, the right to receive such future Award on terms and conditions identical or in proportion in any way to any prior Award.

11.3	Rights as a Shareholder. A Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the holder of such Shares.

ARTICLE 12
CHANGE OF CONTROL

12.1

Change of Control and Termination of Employment. Subject to section 12.2 and the terms and provisions of any Award Agreement, if there is a Change of Control, any Awards held by a Participant shall automatically vest following such Change of Control, on the Termination Date, if the Participant is an Employee, officer or a Director and their employment, or officer or Director position is terminated within 12 months following the Change of Control, provided that no acceleration of Awards shall occur in the case of a Participant that was retained to provide Investor Relations Activities unless the approval of the Exchange is either obtained or not required.

12.2

Discretion to Board. Notwithstanding any other provision of the Plan, in the event of an actual or potential Change of Control, the Board may, in its sole discretion, without the necessity or requirement for the agreement of any Participant: (i) accelerate, conditionally or otherwise, on such terms as it sees fit (including, but not limited to those set out in (iii) and (iv) below), the vesting date of any Awards; (ii) permit the conditional redemption or exercise of any Awards, on such terms as it sees fit; (iii) otherwise amend or modify the terms of any Awards, including for greater certainty by (1) permitting Participants to exercise or redeem any Awards to assist the Participants to participate in the actual or potential Change of Control, or (2) providing that any Awards exercised or exercisable shall be exercised or redeemed for, in lieu of Shares, such property (including shares of another entity or cash) that shareholders of the Company will receive in the Change of Control; and (iv) terminate, following the successful completion of a Change of Control, on such terms as it sees fit, the Awards not exercised or redeemed prior to the successful completion of such Change of Control.

12.3

Non-Occurrence of Change of Control. In the event that any Awards are conditionally exercised pursuant to section 12.2 above and the Change of Control does not occur, the Board may, in its sole discretion, determine that any (i) Awards so exercised shall be reinstated as the type of Award prior to such exercise, and (ii) Shares issued be cancelled and any exercise or similar price received by the Company shall be returned to the Participant.

12.4

Agreement with Purchaser in a Change of Control. In connection with a Change of Control, the Board may be permitted to condition any acceleration of vesting on the Participant entering into an employment, confidentiality or other agreement with the purchaser as the Board deems appropriate.

ARTICLE 13
AMENDMENT AND TERMINATION

13.1

Amendment and Termination. The Board may, at any time, suspend or terminate the Plan. Subject to compliance with any applicable law, including the rules of the Exchange, the Board may also, at any time, amend or revise the terms of the Plan and any Award Agreement. No such amendment of the Plan or Award Agreement may be made if such amendment would materially and adversely impair any rights arising from any Awards previously granted to a Participant under the Plan without the consent of the Participant or the representatives of his or her estate, as applicable.

13.2

Reduction of Option Price or Grant Price and Extension of Options. Disinterested shareholder approval as required by the policies of the Exchange shall be obtained for: (i) any reduction in the Option Price; and (ii) the extension of the term of an Option; in either case if the Participant is an Insider of the Company at the time of the proposed amendment.

ARTICLE 14
WITHHOLDING

14.1

Withholding. The Company or any of its Affiliates shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or the Affiliate, an amount sufficient to satisfy federal, provincial and local taxes or domestic or foreign taxes required by law or regulation to be withheld with respect to any taxable event arising from or as a result of the Plan or any Award hereunder. The Committee may provide for Participants to satisfy withholding requirements by having the Company withhold and sell Shares or the Participant making such other arrangements, including the sale of Shares, in either case on such conditions as the Committee specifies.

14.2

Acknowledgement. Participant acknowledges and agrees that the ultimate liability for all taxes legally payable by Participant is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company. Participant further acknowledges that the Company: (a) makes no representations or undertakings regarding the treatment of any taxes in connection with any aspect of the Plan; and (b) does not commit to and is under no obligation to structure the terms of the Plan to reduce or eliminate Participant’s liability for taxes or achieve any particular tax result. Further, if Participant has become subject to tax in more than one jurisdiction, Participant acknowledges that the Company may be required to withhold or account for taxes in more than one jurisdiction.

ARTICLE 15
SUCCESSORS

15.1

Any obligations of the Company or its Affiliates under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or its Affiliates, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the businesses and/or assets of the Company or the Affiliate, as applicable.

ARTICLE 16
U.S. SECURITIES LAWS

16.1

Neither the Awards nor the securities which may be acquired pursuant to the exercise of the Awards have been registered under the U.S. Securities Act or under any securities law of any state of the United States of America and are considered “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act and any Shares shall be affixed with an applicable restrictive legend as set forth in the Award Agreement. The Awards may not be offered or sold, directly or indirectly, in the United States except pursuant to registration under the U.S. Securities Act and the securities laws of all applicable states or available exemptions therefrom, and the Company has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of any of the Awards or the securities underlying the Awards, which could result in such holder of an Award not being able to dispose of any Shares issued on exercise of Awards for a considerable length of time. Each holder of an Award or anyone who becomes a holder of an Award, who is granted an Award in the United States, who is a resident of the United States or who is otherwise subject to the U.S. Securities Act or the securities laws of any state of the United States will be required to complete an Award Agreement which sets out the applicable United States restrictions.

16.2

Furnishing of Financial Information to U.S. Participants. The Company shall furnish summary financial information (audited or unaudited) of the Company’s financial condition and results of operations, consistent with the requirements of applicable laws, at least annually to each U.S. Participant during the period such Participant has one or more Awards outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such Participant owns such Shares; provided, however, the Company shall not be required to provide such information if the issuance is limited to key persons whose duties in connection with the Company assure their access to equivalent information.

ARTICLE 17
U.S. TAXPAYERS

17.1

Provisions for U.S. Taxpayers. Options granted under this Plan to U.S. Taxpayers may be non-qualified stock options or incentive stock options qualifying under Section 422 of the Code (the “ISOs”). Each Option shall be designated in the Award Agreement as either an ISO or a non-qualified stock option. If an Award Agreement fails to designate an Option as either an ISO or non-qualified stock option, the Option will be a non-qualified stock option. The Company shall not be liable to any Participant or to any other Person if it is determined that an Option intended to be an ISO does not qualify as an ISO. Non-qualified stock options will be granted to a U.S. Taxpayer only if (i) such U.S. Taxpayer performs services for the Company or any corporation or other entity in which the Company has a direct or indirect controlling interest or otherwise has a significant ownership interest, as determined under Section 409A, such that the Option will constitute an option to acquire “service recipient stock” within the meaning of Section 409A, or (ii) such Option otherwise is exempt from Section 409A.

17.2	Certain Defined Terms

For the purposes of this Article 17:

(a)	“employee” means any person who is considered an employee of the Company or any parent corporation or subsidiary of the Corporation for purposes of Treasury Regulation Section 1.421-1(h);

(b)	“parent corporation” has the meaning ascribed thereto in Sections 424(e) of the Code; and

(c)	“subsidiary corporation” has the meaning ascribed thereto in Sections 424(f) of the Code.

17.3

ISOs. The terms and conditions of any ISOs granted to a U.S. Taxpayer on the Date of Grant hereunder, including the eligible recipients of ISOs, shall be subject to the provisions of Section 422 of the Code, and the terms, conditions, limitations and administrative procedures established by the Committee from time to time in accordance with this Plan. ISOs may be granted at the discretion of the Committee, provided that ISOs may only be granted to an individual who is an employee of the Company or of a parent corporation or subsidiary corporation of the Company. No ISO may be granted more than ten years after the earlier of (i) the date on which the Plan is adopted by the Board or (ii) the date on which the Plan is approved by the shareholders.

17.4

ISO Grants to 10% Shareholders. Notwithstanding anything to the contrary in this Plan, if an ISO is granted to a person who owns shares representing more than 10% of the voting power of all classes of shares of the Company or of a parent corporation or subsidiary corporation on the Date of Grant, the term of the Option shall not exceed five years from the time of grant of such Option and the Option Price shall be at least 110% of the market price of the Shares subject to the Option.

17.5

$100,000 Per Year Limitations for ISOs. To the extent the aggregate market price as at the Date of Grant of the Shares for which ISOs are exercisable for the first time by any person during any calendar year (under all plans of the Company and any parent corporation or subsidiary corporation) exceeds US$100,000, such excess ISOs shall be treated as non-qualified stock options.

17.6

Disqualifying Dispositions. Each person awarded an ISO under this Plan shall notify the Comapny in writing immediately after the date he or she makes a disposition or transfer of any Shares acquired pursuant to the exercise of such ISO if such disposition or transfer is made (a) within two years from the Date of Grant or (b) within one year after the date such person acquired the Shares. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the person in such disposition or other transfer. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable person until the end of the later of the periods described in (a) or (b) above, subject to complying with any instructions from such person as to the sale of such Shares.

17.7	Section 409A of the Code

(a)

This Plan will be construed and interpreted to be exempt from, or where not so exempt, to comply with Section 409A of the Code to the extent required to preserve the intended tax consequences of this Plan. Any reference in this Plan to Section 409A of the Code shall also include any regulation promulgated thereunder or any other formal guidance issued by the Internal Revenue Service with respect to Section 409A of the Code. Each Award shall be construed and administered such that the Award either (A) qualifies for an exemption from the requirements of Section 409A of the Code or (B) satisfies the requirements of Section 409A of the Code. If an Award is subject to Section 409A of the Code, (I) distributions shall only be made in a manner and upon an event permitted under section 409A of the Code, (II) payments to be made upon a termination of employment or service shall only be made upon a “separation from service” under Section 409A of the Code, (III) unless the Award specifies otherwise, each installment payment shall be treated as a separate payment for purposes of Section 409A of the Code, and (IV) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Section 409A of the Code. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A of the Code, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A of the Code, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A of the Code. The Company reserves the right to amend this Plan to the extent it reasonably determines is necessary in order to preserve the intended tax consequences of this Plan in light of Section 409A of the Code. In no event will the Company or any of its subsidiaries or Affiliates be liable for any tax, interest or penalties that may be imposed on a Participant under Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

(b)	All terms of the Plan that are undefined or ambiguous must be interpreted in a manner that complies with Section 409A of the Code if necessary to comply with Section 409A of the Code.

(c)

The Committee, in its sole discretion, may permit the acceleration of the time or schedule of payment of a U.S. Taxpayer’s vested Awards in the Plan under circumstances that constitute permissible acceleration events under Section 409A of the Code.

(d)

Notwithstanding any provisions of the Plan to the contrary, in the case of any “specified employee” within the meaning of Section 409A of the Code who is a U.S. Taxpayer, distributions of non-qualified deferred compensation under Section 409A of the Code made in connection with a “separation from service” within the meaning set forth in Section 409A of the Code may not be made prior to the date which is six months after the date of separation from service (or, if earlier, the date of death of the U.S. Taxpayer). Any amounts subject to a delay in payment pursuant to the preceding sentence shall be paid as soon practicable following such six-month anniversary of such separation from service.

17.8

Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to an Award of Shares subject to vesting or other forfeiture conditions, the Participant shall be required to promptly file a copy of such election with the Company.

17.9	Application of Article 17 to U.S. Taxpayers. For greater certainty, the provisions of this Article 17 shall only apply to U.S. Taxpayers.

ARTICLE 18
GENERAL PROVISIONS

18.1	Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)	Completion of any registration or other qualification of the Shares under any applicable law or ruling of any governmental body that the Company determines to be necessary or advisable.

18.2

Investment Representations. The Committee may require each Participant receiving Shares pursuant to an Award under the Plan to represent and warrant in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

18.3

Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis to the extent not prohibited by applicable law or the rules of the Exchange.

18.4

No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award Agreement. In such an instance, unless the Committee determines otherwise, fractional Shares and any rights thereto shall be forfeited or otherwise eliminated.

18.5

Other Compensation and Benefit Plans. Nothing in the Plan shall be construed to limit the right of the Company or an Affiliate of the Company to establish other compensation or benefit plans, programs, policies or arrangements. Except as may be otherwise specifically stated in any other benefit plan, policy, program or arrangement, no Award shall be treated as compensation for purposes of calculating a Participant’s rights under any such other plan, policy, program or arrangement.

18.6

No Constraint on Corporate Action. Nothing in the Plan shall be construed (i) to limit, impair or otherwise affect the Company’s or its Affiliates’ right or power to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell or transfer all or any part of its business or assets, or (ii) to limit the right or power of the Company or its Affiliates to take any action which such entity deems to be necessary or appropriate.

18.7

Compliance with Canadian Securities Laws. All Awards and the issuance of Shares underlying such Awards issued pursuant to the Plan will be issued pursuant to an exemption from the prospectus requirements of Canadian securities laws where applicable.

18.8

Compliance with U.S. Securities Laws. All Awards and the issuance of Shares underlying such Awards issued pursuant to the Plan will be issued pursuant to the registration requirements of the U.S. Securities Act and applicable state securities laws or an exemption from such registration requirements. If the Awards or Shares are not so registered and no such exemption from the registration requirements under the U.S. Securities Act and applicable state securities laws is available, the Company shall not be required to issue any Shares otherwise issuable hereunder.

ARTICLE 19
LEGAL CONSTRUCTION

19.1

Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

19.2

Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

19.3

Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or securities exchanges as may be required. The Company or an Affiliate of the Company shall receive the consideration required by law for the issuance of Awards under the Plan.

The inability of the Company or an Affiliate of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company or the Affiliate to be necessary for the lawful issuance and sale of any Shares hereunder, shall relieve the Company or the Affiliate of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19.4

Governing Law. The Plan and each Award Agreement shall be governed by the laws of the Province of British Columbia and the laws of Canada applicable therein excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

PROXY

Type of Meeting:	ANNUAL MEETING OF STOCKHOLDERS
Name of Corporation:	OCULUS VISIONTECH INC. (the “Company”)
Meeting Date:	September 15, 2022
Meeting Time:	9:00 a.m. (Pacific Time)
Meeting Location:	Suite 507, 837 West Hastings Street, Vancouver, British Columbia, Canada

The undersigned stockholder of the Company hereby appoints Mr. Anton J. Drescher, CFO and a director of the Company, or failing him, Mr. Rowland Perkins, President, CEO and a director of the Company, or failing him, ____________________________, as proxyholder for and on behalf of the stockholder with full power of substitution, to represent and vote as designated below, all shares of common stock of Oculus VisionTech Inc. held of record by the undersigned on July 19, 2022, at the Annual Meeting of Stockholders (the “Meeting”) to be held at Suite 507, 837 West Hastings Street, Vancouver, British Columbia, Canada on Thursday, September 15, 2022 at 9:00 am (Pacific Time) or any adjournment or postponement thereof.

The Board of Directors recommends a vote “For” the Election of Directors and “For” Proposals 2, 3 and 4.	Please indicate your proposal selection by placing an “X” in the appropriate space with blue or black ink only.

Please sign here:	PROPOSALS		For	Withhold
	1.	Elect the following as directors:	☐	☐
Please print name:		Anton J. Drescher	☐	☐
		Fabrice Helliker	☐	☐
Date:		Maurice Loverso	☐	☐
		Rowland Perkins	☐	☐
		Tom Perovic	☐	☐
This proxy form is not valid unless it is signed and dated. If someone		Ron Wages	☐	☐
other than the stockholder of the Company signs this proxy form on behalf
of the named stockholder of the Company, documentation acceptable to the Chairman of the Meeting must be deposited with this proxy form, authorizing the signing person to do such.	2.	To ratify the appointment of Davidson & Company LLP, Chartered Professional Accountants, as the Company’s Independent Registered Public Accounting Firm.	For ☐	Against ☐	Abstain ☐

To be represented at the Meeting, this proxy form must be delivered by either: (i) mail or by hand to: Computershare Trust Company, 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1; (ii) fax to: 1-866-2499-7775; and must be received by Computershare no later than 9:00 a.m. (Pacific Time) on September 13, 2022; or (iii) via the	3.	To ratify and approve the adoption of the Company’s Omnibus Equity Incentive Compensation Plan, as more particularly described in the Schedule 14A Proxy Statement.	For ☐	Against ☐	Abstain ☐
internet at www.investorvote.com; or (iv) by touch-tone telephone
1-800-652-8683. Proxies submitted via the internet or by telephone must be received by Computershare no later than 11:59 pm EST on September 13, 2022.	4.	To approve, on a non-binding advisory basis, the compensation of our named executive officers, as more particularly described in the Schedule 14A Proxy Statement.	For ☐	Against ☐	Abstain ☐

See note 1 on the back of this form with respect to internet voting.

For full details of each Proposal, please see the Notice and Schedule 14A - Proxy Statement available at:

http://www.ovtz/investors/annual-general-meeting

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and the Form 10-K are available for viewing at http://www.ovtz.com/investors/annual-general-meeting.

This Proxy is solicited by the Management of the Company.

1.

To vote by internet, use the internet to transmit your voting instructions and for electronic delivery of information. Have this form of proxy available when you access the website at www.investorvote.com. You will be prompted to enter your Control Number, which is located on the Notice Regarding the Availability of Proxy Materials mailed to you. You may also appoint a person other than the persons designated on this form of proxy by following the instructions provided on the website.

2.

a.    If you, as the stockholder, wish to attend the meeting to vote on the resolutions in person, please register your attendance with the Company’s scrutineers at the meeting. Due to COVID-19 pandemic, the Company recommends that stockholders do not attend the Meeting in person. Instead, the Company recommends that stockholders review the Meeting Proxy Materials and submit their votes by Proxy well ahead of the Meeting.

b. If a stockholder has securities held by a financial institution and the stockholder wishes to attend the meeting to vote on the proposals in person, please cross off the management appointee name or names, insert the stockholder’s name in the blank space provided, do not indicate a voting choice by any proposal, sign and date the proxy form and return the proxy form. At the meeting a vote will be taken on each of the proposals as set out on this proxy form and the stockholder’s vote will be counted at that time. Due to COVID-19 pandemic, the Company recommends that stockholders do not attend the Meeting in person. Instead, the Company recommends that stockholders review the Meeting Proxy Materials and submit their votes by Proxy well ahead of the Meeting.

3.

If the stockholder will not attend the Meeting but wishes to vote on the proposals and to appoint one of the management appointees named, please leave the wording “appointing a nominee” as shown, sign and date the proxy form and return the proxy form. Where no choice is specified by the stockholder on a proposal shown on the proxy form, this proxy form confers discretionary authority upon the stockholder’s appointed proxyholder. This proxy form does not confer authority to vote for the election of any person as a Director of the Company other than those persons named in the accompanying Schedule 14A – Proxy Statement.

4.

If the stockholder will not attend the Meeting but wishes to vote on the proposals and to appoint one of the management appointees named, please leave the wording “appointing a nominee” as shown, sign and date the proxy form and return the proxy form. Where no choice is specified by a stockholder on a proposal shown on the proxy form, a nominee of management acting as proxyholder will vote the securities as if the stockholder had specified an affirmative vote.

5.

The securities represented by this proxy form will be voted or withheld from voting in accordance with the instructions of the stockholder on any ballot of a proposal that may be called for and, if the stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. With respect to any amendments or variations in any of the proposals shown on the proxy form, or in matters which may properly come before the Meeting, the securities will be voted by the nominee appointed and as the nominee, in its sole discretion, sees fit.

6.

If a non-registered stockholder returns the proxy form but subsequently decides to attend the Meeting to vote in person, the stockholder must revoke the first proxy form by sending a properly completed new proxy form in accordance with the foregoing instructions, with the management appointee named crossed off and the stockholder’s name inserted in the blank.